COMPUTATIONAL MATERIALS DISCLAIMER

The information herein has been provided solely by Citigroup Global Markets Inc. (“Citigroup”) based on information with respect to the mortgage loans provided by Centex Home Equity Company, LLC (“Centex”) and its affiliates. No representation or warranty is made as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus and prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. All assumptions and information in contained herein constitute judgment only as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, Citigroup does not guarantee any results and there is no guarantee as to the liquidity of the securities described in these materials. The decision to adopt any strategy remains your responsibility. Citigroup (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, Citigroup may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities should be consummated without the purchaser first having received a prospectus and a prospectus supplement.  A final prospectus and prospectus supplement may be obtained by contacting Citigroup’s Syndicate Desk at (212) 723-6171.

Citigroup is not acting as your advisor or agent.  Prior to entering into any transaction, you should determine, without reliance upon Citigroup or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks.  In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) Citigroup is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and Citigroup’s disclaimers as to these matters.

Subject to Revision

Term Sheet dated September 7, 2004

$900,000,000

(Approximate)

CENTEX HOME EQUITY LOAN TRUST 2004-D

Centex Home Equity Loan Asset-Backed Certificates, Series 2004-D

Centex Home Equity Company, LLC

Originator and Servicer

CHEC Funding, LLC

Depositor

The certificates described herein (the “Certificates”) are asset-backed securities to be issued by the Centex Home Equity Loan Trust 2004-D (the “Trust”).  The sole source of payments on the Certificates will be the property of the Trust, which will include closed-end fixed rate and adjustable rate home equity loans (the “Home Equity Loans”).  The Certificates will represent interests in the Trust only and will not be guaranteed by or represent interests in or obligations of Centex Home Equity Company, LLC or any of its affiliates.

This Term Sheet contains structural and collateral information and certain statistical analyses with respect to the Certificates and the Trust.  The information contained in this Term Sheet is preliminary, limited in nature and may be changed.  All the information in this Term Sheet will be superseded in its entirety by the information appearing in the prospectus supplement and prospectus relating to the offering of the Certificates.  The information contained herein addresses only certain limited aspects of the Certificates’ characteristics, and does not purport to provide a complete assessment thereof.  As such, the information may not reflect the impact of all structural characteristics of the Certificates or any changes made to the structure of the Certificates after the date hereof.  Additional information will be contained in the prospectus supplement and prospectus.  Prospective purchasers are urged to read the prospectus supplement and prospectus carefully.  Both documents will contain information a prospective purchaser should consider when making an investment decision.

Although a registration statement (including a prospectus and a form of prospectus supplement) relating to the securities described herein has been filed with the Securities and Exchange Commission and is effective, as of the date of this Term Sheet the actual prospectus supplement relating to the Certificates has not been filed with the Securities and Exchange Commission.  Sales of the Certificates may not be consummated unless the purchaser has received both the prospectus supplement and the prospectus.  This Term Sheet shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Certificates in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the applicable laws of any such state or other jurisdiction.

Neither the Securities and Exchange Commission nor any state securities commission has approved of the Certificates or determined if this Term Sheet is accurate or complete. Any representation to the contrary is a criminal offense.

CITIGROUP

BANC OF AMERICA SECURITIES LLC

CREDIT SUISSE FIRST BOSTON

RBS GREENWICH CAPITAL

OFFERED CERTIFICATES
Class(1)	Expected Size (2)	Home Equity Loan Group	Interest Type	Principal Type	Expected WAL (yrs) Call/Mat (3)	Expected Principal Window (mos) Call/Mat (3)	Final Scheduled Distribution Date (4)	Expected Ratings
								S&P	Moody’s	Fitch
AF-1	126,900,000	I	Fixed	Sen-Seq	0.95/0.95	1-21/1-21	4/25/2020	AAA	Aaa	AAA
AF-2	33,300,000	I	Fixed	Sen-Seq	2.00/2.00	21-27/21-27	4/25/2023	AAA	Aaa	AAA
AF-3	64,900,000	I	Fixed	Sen-Seq	3.00/3.00	27-50/27-50	4/25/2030	AAA	Aaa	AAA
AF-4	26,000,000	I	Fixed	Sen-Seq	5.00/5.00	50-73/50-73	6/25/2032	AAA	Aaa	AAA
AF-5	29,360,000	I	Fixed	Sen-Seq	7.46/10.28	73-93/73-219	9/25/2034	AAA	Aaa	AAA
AF-6	27,700,000	I	Fixed	Sen-NAS	6.34/6.62	38-93/38-217	9/25/2034	AAA	Aaa	AAA
AV-1	99,000,000	II	Floating	Sen-PT	2.28/2.43	1-93/1-191	9/25/2034	AAA	Aaa	AAA
AV-2	173,000,000	III	Floating	Sen-PT	2.28/2.44	1-93/1-192	9/25/2034	AAA	Aaa	AAA
AV-3	115,000,000	III	Floating	Sen-Seq	1.00/1.00	1-28/1-28	4/25/2028	AAA	Aaa	AAA
AV-4	28,400,000	III	Floating	Sen-Seq	3.00/3.00	28-53/28-53	11/25/2031	AAA	Aaa	AAA
AV-5	30,100,000	III	Floating	Sen-Seq	6.47/7.39	53-93/53-192	9/25/2034	AAA	Aaa	AAA
MF-1	19,800,000	I	Fixed	Mez	5.54/6.28	37-93/37-181	9/25/2034	AA	Aa2	AA
MF-2	14,940,000	I	Fixed	Mez	5.54/6.23	37-93/37-168	9/25/2034	A	A2	A
MF-3	13,500,000	I	Fixed	Mez	5.54/6.14	37-93/37-152	9/25/2034	BBB+	Baa2	BBB+
MV-1	43,200,000	II & III	Floating	Mez	5.04/5.44	41-93/41-161	9/25/2034	AA	Aa2	AA
MV-2	10,800,000	II & III	Floating	Mez	4.96/5.32	40-93/40-143	9/25/2034	AA-	Aa3	AA-
MV-3	8,370,000	II & III	Floating	Mez	4.94/5.27	39-93/39-137	9/25/2034	A+	A1	A+
MV-4	8,100,000	II & III	Floating	Mez	4.93/5.23	39-93/39-131	9/25/2034	A	A2	A
MV-5	8,100,000	II & III	Floating	Mez	4.91/5.17	38-93/38-125	9/25/2034	A-	A3	A-
MV-6	8,370,000	II & III	Floating	Mez	4.91/5.10	38-93/38-116	9/25/2034	BBB+	Baa1	BBB+
BF	3,600,000	I	Fixed	Sub	5.54/6.00	37-93/37-129	9/25/2034	BBB	Baa3	BBB
BV	7,560,000	II & III	Floating	Sub	4.89/4.95	37-93/37-105	9/25/2034	BBB	Baa2	BBB

(1)

The Certificates are subject to a 10% Clean-Up Call Option.  All Certificates are expected to be subject to an interest rate cap.  The interest rate on the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates will increase by 0.50%, and the interest rate on the Class MF-1, Class MF-2, Class MF-3 and Class BF Certificates will increase by 0.50%, in each case for each interest period after the holder of the Clean-Up Call Option first fails to exercise such option.  The margin on the Class AV-1, Class AV-2, Class AV-3, Class AV-4 and Class AV-5 Certificates will increase to an amount equal to 2x the original margin, and the margin on the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6 and Class BV Certificates will increase to an amount equal to 1.5x the original margin, in each case for each interest period after the holder of the Clean-Up Call Option first fails to exercise such option.

(2)

Each class size is subject to a variance of plus or minus 5%.

(3)

See “PREPAYMENT PRICING SPEED” below.

(4)

With respect to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AV-3 and Class AV-4 Certificates, the Final Scheduled Distribution Date for each such class was determined to be the date on which the principal balance of such class would be reduced to zero assuming the Prepayment Pricing Speed of 0% PPC.  With respect to the other classes of Certificates, the Final Scheduled Distribution Date for each such class was determined to be one month after the scheduled maturity date of the latest maturing loan in the related Home Equity Loan Group.

PREPAYMENT PRICING SPEED
Group I Home Equity Loans:	115% PPC

100% PPC assumes that prepayments start at 4% CPR in month one of the life of the Home Equity Loans, increase by approximately 1.455% each month to 20% CPR in month twelve, and remain at 20% CPR thereafter.

Group II Home Equity Loans:	27% CPR
Group III Home Equity Loans:	27% CPR

SUMMARY OF TERMS

The following information highlights selected information that will be contained in and described in greater detail in the prospectus supplement and prospectus and provides a general overview of the terms of the Certificates.  To understand all of the terms of the offering of the Certificates, you should read carefully the prospectus supplement and prospectus.  Certain capitalized terms used in this Term Sheet are defined under the caption “CERTAIN DEFINITIONS” below.

Transaction:	Offering of approximately $900,000,000 of Centex Home Equity Loan Asset-Backed Certificates, Series 2004-D.
Issuer:	Centex Home Equity Loan Trust 2004-D (the “Trust”).
Depositor:	CHEC Funding, LLC.
Originator:	Centex Home Equity Company, LLC (“CHEC”).
Sellers:	CHEC.
Harwood Street Funding II, LLC.
Servicer:	CHEC.
Trustee:	JPMorgan Chase Bank.
Custodian:	J.P. Morgan Trust Company, National Association.
Underwriters:	Citigroup (Lead Manager).
Banc of America Securities LLC (Co-Manager).
Credit Suisse First Boston (Co-Manager).
RBS Greenwich Capital (Co-Manager).

Statistical Calculation Date:	The opening of business on August 1, 2004.
Cut-Off Date:	The opening of business on September 1, 2004.
Expected Pricing Date:	Week of September 6, 2004.
Expected Closing Date:	September 23, 2004.
Distribution Date:	The 25th day of each month, or if the 25th day is not a business day, then the next succeeding business day. The first Distribution Date is expected to be October 25, 2004.
Record Dates:

With respect to any Distribution Date and each class of Fixed Rate Certificates, the last business day of the month immediately preceding the calendar month in which the Distribution Date occurs.

With respect to any Distribution Date and each class of Variable Rate Certificates, the last business day immediately preceding the Distribution Date.

Offered Certificates:

The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AV-1, Class AV-2, Class AV-3, Class AV-4, Class AV-5, Class MF-1, Class MF-2, Class MF-3, Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class BF and Class BV Certificates.

Senior Certificates:	The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AV-1, Class AV-2, Class AV-3, Class AV-4 and Class AV-5 Certificates.
Subordinate Certificates:	The Class MF-1, Class MF-2, Class MF-3, Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class BF and Class BV Certificates.
Group I Certificates:	The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class MF-3 and Class BF Certificates (backed primarily by the Group I Home Equity Loans).
Group I Senior Certificates:	The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates (backed primarily by the Group I Home Equity Loans).
Group I Subordinate Certificates:	The Class MF-1, Class MF-2, Class MF-3 and Class BF Certificates (backed primarily by the Group I Home Equity Loans).
Group II Senior Certificates:	The Class AV-1 Certificates (backed primarily by the Group II Home Equity Loans).

Group III Senior Certificates:	The Class AV-2, Class AV-3, Class AV-4 and Class AV-5 Certificates (backed primarily by the Group III Home Equity Loans).
Group II/III Subordinate Certificates:	The Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6 and Class BV Certificates (backed primarily by the Group II and Group III Home Equity Loans).
Group II/III Certificates:	The Class AV-1, Class AV-2, Class AV-3, Class AV-4, Class AV-5, Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6 and Class BV Certificates.
Fixed Rate Certificates:	The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class MF-3 and Class BF Certificates.
Variable Rate Certificates:	The Class AV-1, Class AV-2, Class AV-3, Class AV-4, Class AV-5, Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6 and Class BV Certificates.
Class AF-6 Certificates:

The Class AF-6 Certificates will be “lock-out” certificates.  The Class AF-6 Certificates generally will not receive any portion of principal payments until the October 2007 Distribution Date.  Thereafter, they will receive an increasing percentage of their pro rata share of principal payable to the Group I Senior Certificates based on a schedule.

Class M-1 Certificates:	The Class MF-1 and Class MV-1 Certificates.
Class M-2 Certificates:	The Class MF-2 and Class MV-2 Certificates.
Class M-3 Certificates:	The Class MF-3 and Class MV-3 Certificates.
Class B Certificates:	The Class BF and Class BV Certificates.
Delay Days:	24 days on the Fixed Rate Certificates. 0 days on the Variable Rate Certificates.
Day Count:	30/360 on the Fixed Rate Certificates. Actual/360 on the Variable Rate Certificates.
Accrued Interest:	The Fixed Rate Certificates will settle with accrued interest from September 1, 2004, on a 30/360 basis. The Variable Rate Certificates will settle flat (no accrued interest), on an actual/360 basis.
Interest Accrual Period:

With respect to the Fixed Rate Certificates, interest accrues during the calendar month immediately preceding the then current Distribution Date.  With respect to the Variable Rate Certificates, interest accrues from the last Distribution Date through the day immediately preceding the then current Distribution Date.

Remittance Period:	With respect to any Distribution Date, the calendar month immediately preceding the calendar month in which the Distribution Date occurs.
Registration:	Book-entry registration through The Depository Trust Company in the United States or Clearstream Banking Luxembourg or the Euroclear System in Europe.
Trust Property:

The property of the Trust will include:

·

a pool of closed-end fixed rate Home Equity Loans secured by first and second lien deeds of trust, security deeds or mortgages on primarily one- to four-family residential properties (referred to herein as the Group I Home Equity Loans or Group I);

·

a pool of closed-end adjustable rate Home Equity Loans conforming to certain agency guidelines and secured by first lien deeds of trust, security deeds or mortgages on primarily one- to four-family residential properties (referred to herein as the Group II Home Equity Loans or Group II);

·

a pool of closed-end adjustable rate Home Equity Loans, some of which conform and some of which do not conform to certain agency guidelines, and secured by first lien deeds of trust, security deeds or mortgages on primarily one- to four-family residential properties (referred to herein as the Group III Home Equity Loans or Group III);

·

payments on the Home Equity Loans received on and after the Cut-Off Date;

·

property that secured a Home Equity Loan which has been acquired by foreclosure or deed in lieu of foreclosure; and

·

rights under the two Cap Agreements described below.

The Home Equity Loans:

The Home Equity Loans will be divided into three groups. Group I will contain Home Equity Loans that bear interest at fixed rates.  Group II will contain Home Equity Loans that conform to certain agency guidelines, and that bear interest at rates that adjust semi-annually or annually based on six-month LIBOR or one-year LIBOR, as applicable, and the applicable gross margin.  Group III will contain Home Equity Loans, some of which conform and some of which do not conform to certain agency guidelines, and that bear interest at rates that adjust semi-annually or annually based on six-month LIBOR or one-year LIBOR, as applicable, and the applicable gross margin.  The initial rate adjustment date for the Home Equity Loans that bear interest at an adjustable rate is six months, two years, three years or five years after the date of origination of the related Home Equity Loan.  As described below under “CREDIT ENHANCEMENT”, for purposes of credit enhancement, the Group II Home Equity Loans and the Group III Home Equity Loans will be considered a single Home Equity Loan Group, called the Group II/III Home Equity Loans, or Group II/III.

As of the Statistical Calculation Date, the Home Equity Loans have the following general characteristics:

·

6,652 total Home Equity Loans

·

2,992 fixed rate Home Equity Loans

·

3,660 adjustable rate Home Equity Loans

·

Group I Home Equity Loans:

·

$362,321,450.64 aggregate outstanding Loan Balance

·

40.255% of aggregate outstanding Loan Balance of all Home Equity Loans

·

Group II Home Equity Loans:

·

$107,294,581.70 aggregate outstanding Loan Balance

·

11.921% of aggregate outstanding Loan Balance of all Home Equity Loans

·

Group III Home Equity Loans:

·

$430,443,832.50 aggregate outstanding Loan Balance

·

47.824% of aggregate outstanding Loan Balance of all Home Equity Loans

See “GROUP I HOME EQUITY LOANS”, “GROUP II HOME EQUITY LOANS” and “GROUP III HOME EQUITY LOANS” below for additional information regarding the Home Equity Loans.
Delinquency Advances:

Each month the Servicer will determine the amount of any unpaid interest due on the Home Equity Loans. If the Servicer believes that unpaid interest can be recovered, then the Servicer will either:

·

advance the unpaid interest to the Trust out of its own funds; or

·

advance the unpaid interest to the Trust out of collections on the Home Equity Loans that are not required to be distributed on the related Distribution Date.

The Servicer is entitled to be reimbursed by the Trust for any delinquency advances from the related Home Equity Loan and, if the delinquency advance is a non-recoverable advance, from collections on the Home Equity Loans of the related Group prior to any distributions to holders of Certificates. The Servicer is also entitled to be reimbursed by the Trust for any delinquency advances from all the Home Equity Loans to the extent funds are available after making other required distributions on the related Distribution Date.

Servicing Advances:

Unless the Servicer determines that any proposed advance is not recoverable from the related Home Equity Loan, the Servicer will pay all “out of pocket” costs and expenses incurred in the performance of its servicing obligations, including, but not limited to:

·

expenditures in connection with a foreclosed Home Equity Loan prior to the liquidation of that Home Equity Loan;

·

the cost of any enforcement or judicial proceedings, including foreclosures; and

·

the cost of the management and liquidation of property acquired in satisfaction of the related Home Equity Loan.

The Servicer is entitled to be reimbursed by the Trust for any servicing advances from the borrower of the related Home Equity Loan to the extent permitted by such loan, from the liquidation proceeds realized upon the liquidation of the related Home Equity Loan and, if the servicing advance is a non-recoverable advance, from collections on the Home Equity Loans of the related Group, in each case prior to any distributions to holders of Certificates.  The Servicer is also entitled to be reimbursed by the Trust for any servicing advances from all the Home Equity Loans to the extent funds are available after making other required distributions on the related Distribution Date.

Compensating Interest:

The Servicer will provide to the Trust the amount of any shortfall of interest on a Home Equity Loan that is caused by a full prepayment of the Home Equity Loan up to the amount of the aggregate servicing fee payable with respect to the related Home Equity Loan Group for the related period.  The Servicer is entitled to be reimbursed by the Trust for any unreimbursed payments of compensating interest from all the Home Equity Loans to the extent funds are available after making other required distributions on the related Distribution Date.

Cap Agreements:

The Variable Rate Certificates will have the benefit of two interest rate cap agreements (the “Group II Cap Agreement” and the “Group III Cap Agreement”).  Pursuant to each Cap Agreement, a swap counterparty to be determined will agree to make a monthly payment to the Trust.  The monthly payments for each Cap Agreement will be made on each Distribution Date following the first Distribution Date, but not beyond the August 2007 Distribution Date for the Group II Cap Agreement and not beyond the August 2006 Distribution Date for the Group III Cap Agreement.  The monthly payments will be deposited in the Trust’s Cap Agreement Reserve Fund and will be applied as follows:

·

first, concurrently, from and to the extent of the amounts in the Cap Agreement Reserve Fund, (A) to the Class AV-1 Certificates, the lesser of (i) any unpaid Group II Adjusted Cap Carryover and (ii) the Group II Net WAC Cap Carryover, (B) to the Class AV-2, Class AV-3, Class AV-4 and Class AV-5 Certificates, the lesser of (i) any unpaid Group III Adjusted Cap Carryover for such class and (ii) the Group III Net WAC Cap Carryover for such class, and (C) to each of the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6 and Class BV Certificates, the lesser of (i) any related unpaid Group II/III Subordinate Adjusted Cap Carryover for any such class and (ii) the related Group II/III Subordinate Net WAC Cap Carryover for any such class;

·

second, concurrently,

·

from and to the extent of amounts remaining in respect of the Group II Cap Agreement, to the Class AV-2, Class AV-3, Class AV-4 and Class AV-5 Certificates, pro rata, towards any unpaid Group III Net WAC Cap Carryover for such class; and

·

from and to the extent of amounts remaining in respect of the Group III Cap Agreement, to the Class AV-1 Certificates, towards any unpaid Group II Net WAC Cap Carryover; and

·

third, to the extent of amounts remaining, towards any unpaid Group II/III Subordinate Net WAC Cap Carryover with respect to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6 and Class BV Certificates, sequentially, in that order.

Under the Group II Cap Agreement, the monthly payment for each Distribution Date will be equal to the product of (i) the excess, if any, of one-month LIBOR (subject to a maximum rate of 9.5%) over the applicable strike rate for such Distribution Date, (ii) the applicable scheduled notional amount for such Distribution Date and (iii) a fraction, the numerator of which is the actual number of days elapsed from the previous Distribution Date to but excluding the current Distribution Date and the denominator of which is 360.

Under the Group III Cap Agreement, the monthly payment for each Distribution Date will be equal to the product of (i) the excess, if any, of one-month LIBOR (subject to a maximum rate of 7.5%) over the applicable strike rate for such Distribution Date, (ii) the applicable scheduled notional amount for such Distribution Date and (iii) a fraction, the numerator of which is the actual number of days elapsed from the previous Distribution Date to but excluding the current Distribution Date and the denominator of which is 360.

The applicable strike rates and scheduled notional amounts for each Cap Agreement and Distribution Date are set forth under the caption “SCHEDULED NOTIONAL AMOUNTS AND STRIKE RATES FOR CAP AGREEMENTS” below.  Any amounts remaining in the Cap Agreement Reserve Fund after the August 2007 Distribution Date for the Group II Cap Agreement and the August 2006 Distribution Date for the Group III Cap Agreement will be distributed to the Servicer.

Clean-Up Call Option:

An affiliate of the Servicer may, at its option, terminate the Trust by purchasing, at the termination price described below, all of the Home Equity Loans and other Trust property on any Distribution Date on or after the date on which the aggregate outstanding Loan Balance of the Home Equity Loans in all Groups is 10% or less of the aggregate outstanding Loan Balance of the Home Equity Loans in all Groups on the Cut-Off Date.

If this Clean-Up Call Option is not exercised on the date on which it first could have been exercised, then:

·

the Certificate Rate on the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates will increase by 0.50% per annum commencing on the first day of the interest accrual period next following such date;

·

the Certificate Rate on the Class MF-1, Class MF-2, Class MF-3 and Class BF Certificates will increase by 0.50% per annum commencing on the first day of the interest accrual period next following such date;

·

the margin on the Class AV-1, Class AV-2, Class AV-3, Class AV-4 and Class AV-5 Certificates will increase to an amount equal to 2x the original margin, commencing on the first day of the interest accrual period next following such date; and

·

the margin on the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6 and Class BV Certificates will increase to an amount equal to 1.5x the original margin, commencing on the first day of the interest accrual period next following such date.

The “termination price” will be an amount equal to the greater of (A) the sum of (x) the aggregate outstanding Loan Balance of the Home Equity Loans (other than those referred to in clause (y) below), including accrued interest thereon, and (y) in the case of any REO property and any Home Equity Loans with respect to which foreclosure proceedings have been initiated or are otherwise 120 days or more delinquent, the fair market value of such REO property and Home Equity Loans (disregarding accrued interest thereon) and (B) the sum of the aggregate unpaid principal balance of the Certificates (other than any Class Principal Carryover Shortfalls), all accrued and unpaid interest thereon (other than any Group I Net WAC Cap Carryover, Group II Net WAC Cap Carryover, Group III Net WAC Cap Carryover and Group II/III Subordinate Net WAC Cap Carryover), any unreimbursed Delinquency Advances, Servicing Advances and Compensating Interest and any Delinquency Advances the Servicer has failed to remit.

Federal Tax Status:	For federal income tax purposes, the Trust will include one or more real estate mortgage investment conduits or “REMICs”.
ERISA Eligibility:	The Certificates are expected to be ERISA eligible.
SMMEA Eligibility:	None of the Certificates is expected to be SMMEA eligible.
Certificate Ratings:	It is a condition to the issuance of the Certificates that they receive the respective ratings set forth below from S & P, Moody’s and Fitch.
	Class	S & P	Moody’s	Fitch
	AF-1	AAA	Aaa	AAA
	AF-2	AAA	Aaa	AAA
	AF-3	AAA	Aaa	AAA
	AF-4	AAA	Aaa	AAA
	AF-5	AAA	Aaa	AAA
	AF-6	AAA	Aaa	AAA
	AV-1	AAA	Aaa	AAA
	AV-2	AAA	Aaa	AAA
	AV-3	AAA	Aaa	AAA
	AV-4	AAA	Aaa	AAA
	AV-5	AAA	Aaa	AAA
	MF-1	AA	Aa2	AA
	MF-2	A	A2	A
	MF-3	BBB+	Baa2	BBB+
	MV-1	AA	Aa2	AA
	MV-2	AA-	Aa3	AA-
	MV-3	A+	A1	A+
	MV-4	A	A2	A
	MV-5	A-	A3	A-
	MV-6	BBB+	Baa1	BBB+
	BF	BBB	Baa3	BBB
	BV	BBB	Baa2	BBB

CREDIT ENHANCEMENT
Credit Enhancement:

Credit enhancement for the structure will be provided by (1) excess interest, (2) overcollateralization, (3) subordination of Certificates having a lower payment priority and (4) cross-collateralization.  For these purposes, the Group II Home Equity Loans and the Group III Home Equity Loans will be considered a single Home Equity Loan Group, called the Group II/III Home Equity Loans, or Group II/III, and the Group II/III Certificates will be the Certificates that relate to this Group.

Overcollateralization is calculated as the amount by which the aggregate Loan Balance of the Home Equity Loans in a Home Equity Loan Group exceeds the aggregate principal balance of the Certificates of the related Group.  The Certificates will not have the benefit of any overcollateralization on the Closing Date.  Beginning on the first Distribution Date, excess interest collections from a Home Equity Loan Group and, to a limited extent, from the other Home Equity Loan Group, if any, will be applied as accelerated payments of principal to the class or classes of related Certificates then entitled to receive distributions of principal until the applicable overcollateralization level equals the applicable required overcollateralization level.  The required level of overcollateralization for Group I will be 3.80% of the aggregate Loan Balance of the Group I Home Equity Loans as of the Cut-Off Date and for Group II/III will be 2.85% of the aggregate Loan Balance of the Group II/III Home Equity Loans as of the Cut-Off Date.  The required level of overcollateralization may step down over time.  However, if a Trigger Event for a Group occurs, the required overcollateralization amount for the Group will not be allowed to step down and will be equal to the required overcollateralization amount for the Group in effect for the previous Distribution Date.

The Senior Certificates of a Group will have a payment priority over the Subordinate Certificates of the related Group.  Among the classes of Group I Subordinate Certificates, (a) the Class MF-1 Certificates will have payment priority over the Class MF-2, Class MF-3 and Class BF Certificates, (b) the Class MF-2 Certificates will have payment priority over the Class MF-3 and Class BF Certificates and (c) the Class MF-3 Certificates will have payment priority over the Class BF Certificates.  Among the classes of Group II/ III Subordinate Certificates, (a) the Class MV-1 Certificates will have a payment priority over the Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6 and Class BV Certificates, (b) the Class MV-2 Certificates will have a payment priority over the Class MV-3, Class MV-4, Class MV-5, Class MV-6 and Class BV Certificates, (c) the Class MV-3 Certificates will have a payment priority over the Class MV-4, Class MV-5, Class MV-6 and Class BV Certificates, (d) the Class MV-4 Certificates will have a payment priority over the Class MV-5, Class MV-6 and Class BV Certificates, (e) the Class MV-5 Certificates will have a payment priority over the Class MV-6 and Class BV Certificates and (f) the Class MV-6 Certificates will have a payment priority over the Class BV Certificates.  If, on any Distribution Date, there is insufficient excess interest or overcollateralization in a related Group or, to a limited extent, excess interest available from the other Group, to absorb realized losses on the related Home Equity Loans, then such realized losses will be allocated to the classes of Subordinate Certificates of that Group, in the reverse order of their payment priority, through a reduction in the principal balance of the applicable class equal to the realized losses in excess of the amount of excess interest and overcollateralization on such Distribution Date.  To the extent that the certificate principal balance of a class of Subordinate Certificates of a Group is reduced on account of realized losses on Home Equity Loans of the related Group, and then there is a net subsequent recovery in respect of principal on a liquidated Home Equity Loan or Loans of the related Group, then the certificate principal balance of such class will be increased up to the amount of the related subsequent recoveries, beginning with the class of Subordinate Certificates with the highest relative payment priority, to the extent of the amount of the lesser of (a) the prior reduction and (b) the outstanding Class Principal Carryover Shortfall of such class.  The outstanding Class Principal Carryover Shortfall of such class would be reduced by the corresponding amount of the increase in the certificate principal balance of such class.

Limited cross-collateralization will be provided through the application of excess interest from each Home Equity Loan Group to cover realized losses and build overcollateralization with respect to the other Home Equity Loan Group.

Initial Certificate Credit Enhancement

·

The Senior Certificates of a Group will be enhanced by excess interest of the related Group, and, to a limited extent, excess interest of the other Group, the Overcollateralization Amount of the related Group and the Subordinate Certificates of the related Group.

·

The Class MF-1 Certificates will be enhanced by excess interest of Group I, and, to a limited extent, excess interest of Group II/III, the Overcollateralization Amount of Group I and approximately 8.90% in Subordinate Certificates of Group I having a lower payment priority.

·

The Class MF-2 Certificates will be enhanced by excess interest of Group I, and, to a limited extent, excess interest of Group II/III,  the Overcollateralization Amount of Group I and approximately 4.75% in Subordinate Certificates of Group I having a lower payment priority.

·

The Class MF-3 Certificates will be enhanced by excess interest of Group I, and, to a limited extent, excess interest of Group II/III, the Overcollateralization Amount of Group I and approximately 1.00% in Subordinate Certificates of Group I having a lower payment priority.

·

The Class MV-1 Certificates will be enhanced by excess interest of Group II/III, and, to a limited extent, excess interest of Group I, the Overcollateralization Amount of Group II/III and approximately 9.50% in Subordinate Certificates of Group II/III having a lower payment priority.

·

The Class MV-2 Certificates will be enhanced by excess interest of Group II/III, and, to a limited extent, excess interest of Group I, the Overcollateralization Amount of Group II/III and approximately 7.50% in Subordinate Certificates of Group II/III having a lower payment priority.

·

The Class MV-3 Certificates will be enhanced by excess interest of Group II/III, and, to a limited extent, excess interest of Group I, the Overcollateralization Amount of Group II/III and approximately 5.95% in Subordinate Certificates of Group II/III having a lower payment priority.

·

The Class MV-4 Certificates will be enhanced by excess interest of Group II/III, and, to a limited extent, excess interest of Group I, the Overcollateralization Amount of Group II/III and approximately 4.45% in Subordinate Certificates of Group II/III having a lower payment priority.

·

The Class MV-5 Certificates will be enhanced by excess interest of Group II/III, and, to a limited extent, excess interest of Group I, the Overcollateralization Amount of Group II/III and approximately 2.95% in Subordinate Certificates of Group II/III having a lower payment priority.

·

The Class MV-6 Certificates will be enhanced by excess interest of Group II/III, and, to a limited extent, excess interest of Group I, the Overcollateralization Amount of Group II/III and approximately 1.40% in Subordinate Certificates of Group II/III having a lower payment priority.

·

The Class BF Certificates will be enhanced by excess interest of Group I, and, to a limited extent, excess interest of Group II/III,  and the Overcollateralization Amount of Group I.

·

The Class BV Certificates will be enhanced by excess interest of Group II/III, and, to a limited extent, excess interest of Group I, and the Overcollateralization Amount of Group II/III.

Credit Enhancement Percentages:	Target Percentages	Stepdown Percentages
Group I Senior	18.20%	Group I Senior	36.40%
Group II/III Senior	20.35%	Group II/III Senior	40.70%
Class MF-1	12.70%	Class MF-1	25.40%
Class MF-2	8.55%	Class MF-2	17.10%
Class MF-3	4.80%	Class MF-3	9.60%
Class MV-1	12.35%	Class MV-1	24.70%
Class MV-2	10.35%	Class MV-2	20.70%
Class MV-3	8.80%	Class MV-3	17.60%
Class MV-4	7.30%	Class MV-4	14.60%
Class MV-5	5.80%	Class MV-5	11.60%
Class MV-6	4.25%	Class MV-6	8.50%
Class BF	3.80%	Class BF	7.60%
Class BV	2.85%	Class BV	5.70%
Senior Enhancement Percentage:

With respect to each of Group I and Group II/III and any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the sum of (1) the aggregate certificate principal balances of the Subordinate Certificates of the related Group and (2) the Overcollateralization Amount for that Group, in each case after taking into account the distribution of the Principal Distribution Amount for that Group on that Distribution Date, and the denominator of which is the aggregate Loan Balance of the Home Equity Loans of that Group as of the last day of the related Remittance Period.

CERTIFICATE RATES
Certificate Rates:

Each of the Fixed Rate Certificates will bear interest at a rate equal to the lesser of (i) its applicable fixed rate of interest and (ii) the Group I Net WAC Cap.  Each of the Variable Rate Certificates will bear interest at a rate that adjusts monthly, equal to the lesser of (i) one-month LIBOR plus the applicable margin and (ii) the Group II Net WAC Cap (in the case of the Class AV-1 Certificates), the Group III Net WAC Cap (in the case of the Class AV-2, Class AV-3, Class AV-4 and Class AV-5 Certificates) and the Group II/III Subordinate Net WAC Cap (in the case of the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6 and Class BV Certificates).

Group I Net WAC Cap:

With respect to any Distribution Date and each class of Fixed Rate Certificates will be a rate per annum equal to the weighted average of the Net Coupon Rates on the Group I Home Equity Loans as of the beginning of the related Remittance Period.

Group II Net WAC Cap:

With respect to any Distribution Date and the Class AV-1 Certificates will be a rate per annum equal to the product of (i) the weighted average of the Net Coupon Rates on the Group II Home Equity Loans as of the beginning of the related Remittance Period and (ii) a fraction, the numerator of which is 30 and denominator of which is the number of days in the related interest period.

Group III Net WAC Cap:

With respect to any Distribution Date and the Class AV-2, Class AV-3, Class AV-4 and Class AV-5 Certificates will be a rate per annum equal to the product of (i) the weighted average of the Net Coupon Rates on the Group III Home Equity Loans as of the beginning of the related Remittance Period and (ii) a fraction, the numerator of which is 30 and denominator of which is the number of days in the related interest period.

Group II/III Subordinate Net WAC Cap:

With respect to any Distribution Date and each class of Group II/III Subordinate Certificates will be a rate per annum equal to the weighted average of (i) the Group II Net WAC Cap and (ii) the Group III Net WAC Cap, weighted on the basis of the related Group Subordinate Amount for such Distribution Date.

Group Subordinate Amount:

For each of Group II and Group III and any Distribution Date, will be the excess of the aggregate Loan Balance of the related Group as of the first day of the related Remittance Period, over the certificate principal balance of the Senior Certificates of such Group immediately prior to such Distribution Date.

Net Coupon Rate:

For any Group I Home Equity Loan, Group II Home Equity Loan or Group III Home Equity Loan, will be the rate per annum equal to the coupon rate of the Home Equity Loan minus the sum of (1) the rate at which the servicing fee accrues and (2) the rate at which the Trustee fee accrues (expressed as a per annum percentage of the aggregate Loan Balance of the Group I, Group II or Group III Home Equity Loans, as applicable).

Group I Net WAC Cap Carryover:

If on any Distribution Date the Certificate Rate for any of the Fixed Rate Certificates is based on the Group I Net WAC Cap, the applicable Fixed Rate Certificateholders will be entitled to receive on subsequent Distribution Dates the related Group I Net WAC Cap Carryover as described under the caption “DISTRIBUTIONS” below.  The Group I Net WAC Cap Carryover with respect to any Distribution Date is equal to the sum of (A) the excess of (1) the amount of interest that the related class of Fixed Rate Certificates, as applicable, would otherwise be entitled to receive on the Distribution Date had its interest rate been calculated at the respective Certificate Rate for such class and for the Distribution Date without regard to the Group I Net WAC Cap over (2) the amount of interest payable on such class at the respective Certificate Rate for such class for the Distribution Date and (B) the Group I Net WAC Cap Carryover for all previous Distribution Dates not previously paid to the related class of Certificates (including any interest accrued on that amount at the related Certificate Rate without regard to the Group I Net WAC Cap).

Group II Net WAC Cap Carryover:

If on any Distribution Date the Certificate Rate for the Class AV-1 Certificates is based on the Group II Net WAC Cap, the Class AV-1 Certificateholders will be entitled to receive on subsequent Distribution Dates the Group II Net WAC Cap Carryover as described under the caption “DISTRIBUTIONS” below.  The Group II Net WAC Cap Carryover with respect to any Distribution Date is equal to the sum of (A) the excess of (1) the amount of interest that the Class AV-1 Certificates would otherwise be entitled to receive on the Distribution Date had its interest rate been calculated at the Certificate Rate for such class and for the Distribution Date without regard to the Group II Net WAC Cap over (2) the amount of interest payable on such class at the Certificate Rate for such class for the Distribution Date and (B) the Group II Net WAC Cap Carryover for all previous Distribution Dates not previously paid to the Class AV-1 Certificates (including any interest accrued on that amount at the related Certificate Rate without regard to the Group II Net WAC Cap).

Group III Net WAC Cap Carryover:

If on any Distribution Date the Certificate Rate for any of the Group III Senior Certificates is based on the Group III Net WAC Cap, the Certificateholders of such Class will be entitled to receive on subsequent Distribution Dates the Group III Net WAC Cap Carryover as described under the caption “DISTRIBUTIONS” below.  The Group III Net WAC Cap Carryover with respect to any Distribution Date is equal to the sum of (A) the excess of (1) the amount of interest that the related class of Group III Senior Certificates would otherwise be entitled to receive on the Distribution Date had its interest rate been calculated at the Certificate Rate for such class and for the Distribution Date without regard to the Group III Net WAC Cap over (2) the amount of interest payable on such class at the Certificate Rate for such class for the Distribution Date and (B) the Group III Net WAC Cap Carryover for all previous Distribution Dates not previously paid to the related class of Group III Senior Certificates (including any interest accrued on that amount at the related Certificate Rate without regard to the Group III Net WAC Cap).

Group II/III Subordinate Net WAC Cap Carryover:

If on any Distribution Date the Certificate Rate for any of the Group II/III Subordinate Certificates is based on the Group II/III Subordinate Net WAC Cap, the applicable Group II/III Subordinate Certificateholders will be entitled to receive on subsequent Distribution Dates the related Group II/III Subordinate Net WAC Cap Carryover as described under the caption “DISTRIBUTIONS” below.  The Group II/III Subordinate Net WAC Cap Carryover with respect to any Distribution Date is equal to the sum of (A) the excess of (1) the amount of interest that the related class of Group II/III Subordinate Certificates, as applicable, would otherwise be entitled to receive on the Distribution Date had its interest rate been calculated at the respective Certificate Rate for such class and for the Distribution Date without regard to the Group II/III Subordinate Net WAC Cap over (2) the amount of interest payable on such class at the respective Certificate Rate for such class for the Distribution Date and (B) the Group II/III Subordinate Net WAC Cap Carryover for all previous Distribution Dates not previously paid to the related class of Certificates (including any interest accrued on that amount at the related Certificate Rate without regard to the Group II/III Subordinate Net WAC Cap).

Group II Adjusted Cap Carryover:

With respect to any Distribution Date and the Class AV-1 Certificates will be an amount equal to the product of (A) the amount, if any, received under the Group II Cap Agreement for such Distribution Date and (B) a fraction, the numerator of which is the outstanding certificate principal balance of the Class AV-1 Certificates and the denominator of which is the aggregate Loan Balance of the Group II Home Equity Loans, in each case as of the first day of the related Remittance Period.

Group III Adjusted Cap Carryover:

With respect to any Distribution Date and class of Group III Senior Certificates, will be an amount equal to the product of (A) the amount, if any, received under the Group III Cap Agreement for such Distribution Date and (B) a fraction, the numerator of which is the outstanding certificate principal balance of the related class of Group III Senior Certificates and the denominator of which is the aggregate Loan Balance of the Group III Home Equity Loans, in each case as of the first day of the related Remittance Period.

Group II/III Subordinate Adjusted Cap Carryover:

With respect to any Distribution Date and class of Group II/III Subordinate Certificates, will be an amount equal to such class’s pro rata share (based on the outstanding certificate principal balance) of the sum of (A) the product of (i) the amount, if any, received under the Group II Cap Agreement and (ii) a fraction, the numerator of which is the Group Subordinate Amount for Group II and the denominator of which is the aggregate Loan Balance of the Group II Home Equity Loans, in each case as of the first day of the related Remittance Period and (B) the product of (i) the amount, if any, received under the Group III Cap Agreement and (ii) a fraction, the numerator of which is the Group Subordinate Amount for Group III and the denominator of which is the aggregate Loan Balance of the Group III Home Equity Loans, in each case as of the first day of the related Remittance Period.

DISTRIBUTIONS

On each Distribution Date, the Trustee will make the following disbursements and transfers from monies then on deposit in the certificate account with respect to the Home Equity Loans of the related Group and apply the amounts in the following order of priority, in each case, to the extent of funds remaining:

Distributions of Interest.  All interest collections with respect to each Group are required to be distributed in the following order of priority until such amounts have been fully distributed:

A.

For interest collections with respect to Group I:

·

first, to the Trustee, the Trustee fee and any Transition Expenses for Group I;

·

second, to each class of the Senior Certificates of Group I, the Class Monthly Interest Amount and any Class Interest Carryover Shortfall for such class on that Distribution Date; provided, however, if the interest collections for Group I are not sufficient to make a full distribution of the Class Monthly Interest Amount and any Class Interest Carryover Shortfall with respect to the Senior Certificates of Group I, the interest collections for Group I will be distributed pro rata among each class of Senior Certificates of Group I based on the ratio of:

·

the Class Monthly Interest Amount and Class Interest Carryover Shortfall for that class to

·

the total amount of Class Monthly Interest Amount and any Class Interest Carryover Shortfall for the Senior Certificates of Group I;

·

third, to the Class MF-1 Certificates, the Class Monthly Interest Amount for that class and Distribution Date;

·

fourth, to the Class MF-2 Certificates, the Class Monthly Interest Amount for that class and Distribution Date;

·

fifth, to the Class MF-3 Certificates, the Class Monthly Interest Amount for that class and Distribution Date;

·

sixth, to the Class BF Certificates, the Class Monthly Interest Amount for that class and Distribution Date; and

·

seventh, any remainder will be treated as Excess Interest of Group I and distributed as described below under “Distributions of Excess Interest”.

B.

For interest collections with respect to Groups II and III:

·

first, to the Trustee, (a) from interest collections for Group II, the Trustee fee and any Transition Expenses for Group II, and (b) from interest collections for Group III, the Trustee fee and any Transition Expenses for Group III;

·

second, (a) from interest collections for Group II, to the Class AV-1 Certificates, the Class Monthly Interest Amount and any Class Interest Carryover Shortfall for such class on that Distribution Date, and (b) from interest collections for Group III, to each class of Senior Certificates of Group III, the Class Monthly Interest Amount and any Class Interest Carryover Shortfall for such class on that Distribution Date; provided, however, if the interest collections for Group III and (to the extent described in priority third below) Group II are not sufficient to make a full distribution of the Class Monthly Interest Amount and any Class Interest Carryover Shortfall with respect to the Senior Certificates of Group III, the interest collections for Group III and (if available, to the extent described in priority third below) Group II will be distributed pro rata among each class of Senior Certificates of Group III based on the ratio of:

·

the Class Monthly Interest Amount and Class Interest Carryover Shortfall for that class to

·

the total amount of Class Monthly Interest Amount and any Class Interest Carryover Shortfall for the Senior Certificates of Group III;

·

third, (a) from interest collections for Group II, to each class of Senior Certificates of Group III, to the extent that the Class Monthly Interest Amount and any Class Interest Carryover Shortfall for such class for that Distribution Date have not otherwise been distributed in full for that Distribution Date, and (b) from interest collections for Group III, to the Class AV-1 Certificates, to the extent that the Class Monthly Interest Amount and any Class Interest Carryover Shortfall for the Class AV-1 Certificates for that Distribution Date have not otherwise been distributed in full for that Distribution Date;

·

fourth, from the aggregate interest collections for Groups II and III, to the Class MV-1 Certificates, the Class Monthly Interest Amount for that class and Distribution Date;

·

fifth, from the aggregate interest collections for Groups II and III, to the Class MV-2 Certificates, the Class Monthly Interest Amount for that class and Distribution Date;

·

sixth, from the aggregate interest collections for Groups II and III, to the Class MV-3 Certificates, the Class Monthly Interest Amount for that class and Distribution Date;

·

seventh, from the aggregate interest collections for Groups II and III, to the Class MV-4 Certificates, the Class Monthly Interest Amount for that class and Distribution Date;

·

eighth, from the aggregate interest collections for Groups II and III, to the Class MV-5 Certificates, the Class Monthly Interest Amount for that class and Distribution Date;

·

ninth, from the aggregate interest collections for Groups II and III, to the Class MV-6 Certificates, the Class Monthly Interest Amount for that class and Distribution Date;

·

tenth, from the aggregate interest collections for Groups II and III, to the Class BV Certificates, the Class Monthly Interest Amount for that class and Distribution Date; and

·

eleventh, any remainder of the aggregate interest collections for Groups II and III will be treated as Excess Interest of Group II/III and distributed as described below under “Distributions of Excess Interest”.

Distributions of Principal.  The Principal Distribution Amount for that Distribution Date with respect to each Group is required to be distributed in the following order of priority until the related Principal Distribution Amount has been fully distributed:

A.

For the Principal Distribution Amount with respect to Group I:

·

first, to the Senior Certificates of Group I, the Senior Principal Distribution Amount for Group I, as follows:

·

first, the Class AF-6 Lockout Distribution Amount to the Class AF-6 Certificates, and

·

then, the balance of the Senior Principal Distribution Amount for Group I, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates, sequentially, so that no distribution will be made to any such class until the certificate principal balances of all the Senior Certificates of Group I with a lower numeral designation shall have been reduced to zero;

provided, however, that on any Distribution Date on which the aggregate certificate principal balance of the Senior Certificates of Group I is equal to or greater than the aggregate Loan Balance of the Group I Home Equity Loans, the Senior Principal Distribution Amount for Group I will be distributed pro rata and not sequentially to those Senior Certificates; and

·

second, to the Class MF-1 Certificates, the Class M-1 Principal Distribution Amount for that class;

·

third, to the Class MF-2 Certificates, the Class M-2 Principal Distribution Amount for that class;

·

fourth, to the Class MF-3 Certificates, the Class M-3 Principal Distribution Amount for that Class; and

·

fifth, to the Class BF Certificates, the Class B Principal Distribution Amount for that class.

B.

For the Principal Distribution Amount with respect to Group II/III:

·

first, to the Senior Certificates of Group II/III, the Senior Principal Distribution Amount for Group II/III, as follows:

•

concurrently,

•

the Group II Senior Principal Distribution Amount to the Class AV-1 Certificates, and

•

the Group III Senior Principal Distribution Amount, pro rata to (a) the Class AV-2 Certificates and (b) Class AV-3, Class AV-4 and Class AV-5 Certificates, sequentially, so that, with respect to such Class AV-3, Class AV-4 and Class AV-5 Certificates, no distribution will be made to any such class until the certificate principal balance of all the Class AV-3, Class AV-4 and Class AV-5 Certificates with a lower numerical designation shall have been reduced to zero;

·

second, to the Class MV-1 Certificates, the Class M-1 Principal Distribution Amount for that class;

·

third, to the Class MV-2 Certificates, the Class M-2 Principal Distribution Amount for that class;

·

fourth, to the Class MV-3 Certificates, the Class M-3 Principal Distribution Amount for that class;

·

fifth, to the Class MV-4 Certificates, the Class MV-4 Principal Distribution Amount;

·

sixth, to the Class MV-5 Certificates, the Class MV-5 Principal Distribution Amount;

·

seventh, to the Class MV-6 Certificates, the Class MV-6 Principal Distribution Amount; and

·

eighth, to the Class BV Certificates, the Class B Principal Distribution Amount for that class.

Distributions of Excess Interest.  Interest collections with respect to each of Group I and Group II/III not otherwise required to be distributed as described under “Distributions of Interest” above, together with any Excess Overcollateralization Amount for the related Group, will be treated as Excess Interest and will be required to be distributed in the following order of priority until fully distributed:

·

first, the Subordination Increase Amount for the Group, payable in the order of priority set forth under “Distributions of Principal” above;

·

second, to the Class M-1 Certificates of the Group, the Class Interest Carryover Shortfall for that class;

·

third, to the Class M-1 Certificates of the Group, the Class Principal Carryover Shortfall for that class;

·

fourth, to the Class M-2 Certificates of the Group, the Class Interest Carryover Shortfall for that class;

·

fifth, to the Class M-2 Certificates of the Group, the Class Principal Carryover Shortfall for that class;

·

sixth, to the Class M-3 Certificates of the Group, the Class Interest Carryover Shortfall for that class;

·

seventh, to the Class M-3 Certificates of the Group, the Class Principal Carryover Shortfall for that class;

·

eighth, with respect to Group II/III, to the Class MV-4 Certificates, the Class Interest Carryover Shortfall for that class;

·

ninth, with respect to Group II/III, to the Class MV-4 Certificates, the Class Principal Carryover Shortfall for that class;

·

tenth, with respect to Group II/III, to the Class MV-5 Certificates, the Class Interest Carryover Shortfall for that class;

·

eleventh, with respect to Group II/III, to the Class MV-5 Certificates, the Class Principal Carryover Shortfall for that class;

·

twelfth, with respect to Group II/III, to the Class MV-6 Certificates, the Class Interest Carryover Shortfall for that class;

·

thirteenth, with respect to Group II/III, to the Class MV-6 Certificates, the Class Principal Carryover Shortfall for that class;

·

fourteenth, to the Class B Certificates of the Group, the Class Interest Carryover Shortfall for that class;

·

fifteenth, to the Class B Certificates of the Group, the Class Principal Carryover Shortfall for that class;

·

sixteenth, for distribution to the other Group, first, to the Certificates of the other Group in accordance with the priorities set forth under “Distributions of Principal” above, to the extent that any Subordination Increase Amounts with respect to such Certificates have not otherwise been distributed in full for that Distribution Date, and then, to the Subordinate Certificates of the other Group in accordance with the priorities set forth above, to the extent that any related Class Principal Carryover Shortfalls listed above have not otherwise been distributed in full for that Distribution Date;

·

seventeenth, to the Trust’s Supplemental Interest Reserve Fund, the amounts required for such Group for distribution in accordance with the next two succeeding priorities;

·

eighteenth, in the case of Group I, to the Group I Certificates, in the order of priority set forth under “Distributions of Interest” above, the related Group I Net WAC Cap Carryover from and to the extent of funds on deposit in the Trust’s Supplemental Interest Reserve Fund with respect to Group I;

·

nineteenth, in the case of Group II/III, as follows:

•

first, concurrently, to the Class AV-1 Certificates, the Group II Net WAC Cap Carryover, and to the Class AV-2, Class AV-3, Class AV-4 and Class AV-5 Certificates, the Group III Net WAC Cap Carryover, allocated among each such class on a pro rata basis based on each class’ carryover amounts; and

•

then, sequentially, to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5 and Class MV-6 and Class BV Certificates, in that order, the related Group II/III Subordinate Net WAC Cap Carryover;

in each case from and to the extent of funds on deposit in the Trust’s Supplemental Interest Reserve Fund with respect to Group II/III, and to the extent not paid from amounts on deposit in the Cap Agreement Reserve Fund on such Distribution Date;

·

twentieth, to the Trustee as reimbursement for all reimbursable expenses with respect to the related Group incurred in connection with its duties and obligations under the Trust’s pooling and servicing agreement to the extent not paid as Trustee fees or Transition Expenses pursuant to the priorities under “Distributions of Interest” above, payable first from the related Group and then from the other Group;

·

twenty-first, to the Servicer to the extent of any unreimbursed Delinquency Advances, unreimbursed Servicing Advances and unreimbursed Compensating Interest each with respect to the related Group, payable first from the related Group and then from the other Group; and

·

twenty-second, to the holders of the Trust’s residual certificates, the remainder.

CERTAIN DEFINITIONS
Basic Principal Amount:

With respect to the related Home Equity Loan Group and each Distribution Date shall be the sum of (without duplication):  (A) the principal portion of all scheduled monthly payments on the Home Equity Loans related to the Home Equity Loan Group actually received by the Servicer during the related Remittance Period and any prepayments on the Home Equity Loans made on behalf of the obligors on Home Equity Loans in the related Home Equity Loan Group actually received by the Servicer during the related Remittance Period, in each case to the extent the amounts are received by the Trustee on or prior to the Monthly Remittance Date; (B) the outstanding principal balance of each Home Equity Loan in the related Home Equity Loan Group that was purchased or repurchased by CHEC or purchased by the Servicer, on or prior to the related Monthly Remittance Date, in each case to the extent the amounts are received by the Trustee on or prior to the Monthly Remittance Date; (C) any substitution amounts relating to principal, delivered by CHEC on the related Monthly Remittance Date in connection with a substitution of a Home Equity Loan in the related Home Equity Loan Group, in each case to the extent the amounts are received by the Trustee on or prior to the Monthly Remittance Date; (D) all net liquidation proceeds, and all subsequent recoveries, actually collected by or on behalf of the Servicer with respect to the Home Equity Loans in the related Home Equity Loan Group during the related Remittance Period (to the extent the net liquidation proceeds or subsequent recoveries relate to principal), in each case to the extent the amounts are received by the Trustee on or prior to the Monthly Remittance Date; and (E) the principal portion of the proceeds received by the Trustee with respect to the related Home Equity Loan Group upon termination of the Trust.

Class AF-6 Calculation Percentage:

For any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the certificate principal balance of the Class AF-6 Certificates and the denominator of which is the total of the certificate principal balances of all of the Group I Senior Certificates, in each case before giving effect to distributions of principal on that Distribution Date.

Class AF-6 Lockout Distribution Amount:

For any Distribution Date will be an amount equal to the product of (1) the applicable Class AF-6 Lockout Percentage for that Distribution Date, (2) the Class AF-6 Calculation Percentage for that Distribution Date and (3) the Senior Principal Distribution Amount with respect to Group I for that Distribution Date. In no event shall the Class AF-6 Lockout Distribution Amount exceed the outstanding certificate principal balance of the Class AF-6 Certificates or the Senior Principal Distribution Amount with respect to Group I for the Distribution Date.

Class AF-6 Lockout Percentage:	For each Distribution Date will be as follows:
	Distribution Date	Lockout Percentage
	1 to 36	0%
	37 to 60	45%
	61 to 72	80%
	73 to 84	100%
	85 and thereafter	300%

Class B Principal Distribution Amount:

Means, for each of Group I and Group II/III, with respect to any Distribution Date on or after the related Stepdown Date and as long as an applicable Trigger Event is not in effect, the excess of:  (1) the sum of:  (A) the aggregate certificate principal balances of the related Senior Certificates, after taking into account distribution of the related Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the related Class M-1 Certificates, after taking into account distribution of the related Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the related Class M-2 Certificates, after taking into account distribution of the related Class M-2 Principal Distribution Amount for the applicable Distribution Date, (D) the certificate principal balance of the related Class M-3 Certificates, after taking into account distribution of the related Class M-3 Principal Distribution Amount for the applicable Distribution Date, (E) with respect to Group II/III, the certificate principal balance of the Class MV-4 Certificates, after taking into account distribution of the Class MV-4 Principal Distribution Amount for the applicable Distribution Date, (F) with respect to Group II/III, the certificate principal balance of the Class MV-5 Certificates, after taking into account distribution of the Class MV-5 Principal Distribution Amount for the applicable Distribution Date, (G) with respect to Group II/III, the certificate principal balance of the Class MV-6 Certificates, after taking into account distribution of the Class MV-6 Principal Distribution Amount for the applicable Distribution Date, and (H) the certificate principal balance of the related Class B Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) (x) in the case of Group I, 92.40% and (y) in the case of Group II/III, 94.30% of the aggregate Loan Balance of the Home Equity Loans of the related Group as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans of the related Group as of the last day of the related Remittance Period minus the related OC Floor; provided, however, that after the certificate principal balances of the related Senior, Class M-1, Class M-2 and Class M-3 Certificates and, with respect to Group II/III, the Class MV-4, Class MV-5 and Class MV-6 Certificates are reduced to zero, the Class B Principal Distribution Amount for the applicable Group and Distribution Date will equal 100% of the Principal Distribution Amount for such Group.

Class Interest Carryover Shortfall:

Means, with respect to any class of Certificates and any Distribution Date, an amount equal to the sum of (1) the excess of the Class Monthly Interest Amount with respect to that class for the preceding Distribution Date and any outstanding Class Interest Carryover Shortfall with respect to that class from any preceding Distribution Date, over the amount in respect of interest that is actually distributed to the holders of the Certificates of that class on the preceding Distribution Date plus (2) one month’s interest on the excess, to the extent permitted by law, at the Certificate Rate for that class.

Class M-1 Principal Distribution Amount:

Means, for each of Group I and Group II/III, with respect to any Distribution Date on or after the related Stepdown Date, (x) 100% of the Principal Distribution Amount for such Group if the certificate principal balance of each class of related Senior Certificates has been reduced to zero and an applicable Trigger Event exists, or (y) if an applicable Trigger Event is not in effect, the excess of:  (1) the sum of:  (A) the aggregate certificate principal balances of the related Senior Certificates, after taking into account distribution of the related Senior Principal Distribution Amount for the applicable Distribution Date, and (B) the certificate principal balance of the related Class M-1 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) (x) in the case of Group I, 74.60% and (y) in the case of Group II/III, 75.30% of the aggregate Loan Balance of the Home Equity Loans of the related Group as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans of the related Group as of the last day of the related Remittance Period minus the related OC Floor.

Class M-2 Principal Distribution Amount:

Means, for each of Group I and Group II/III, with respect to any Distribution Date on or after the related Stepdown Date, (x) 100% of the Principal Distribution Amount for such Group if the certificate principal balance of each class of related Senior Certificates and the related Class M-1 Certificates has been reduced to zero and an applicable Trigger Event exists, or (y) if an applicable Trigger Event is not in effect, the excess of: (1) the sum of:  (A) the aggregate certificate principal balances of the related Senior Certificates, after taking into account distribution of the related Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the related Class M-1 Certificates, after taking into account distribution of the related Class M-1 Principal Distribution Amount for the applicable Distribution Date, and (C) the certificate principal balance of the related Class M-2 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) (x) in the case of Group I, 82.90% and (y) in the case of Group II/III, 79.30% of the aggregate Loan Balance of the Home Equity Loans of the related Group as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans of the related Group as of the last day of the related Remittance Period minus the related OC Floor.

Class M-3 Principal Distribution Amount:

Means, for each of Group I and Group II/III, with respect to any Distribution Date on or after the related Stepdown Date, (x) 100% of the Principal Distribution Amount for such Group if the certificate principal balance of each class of related Senior Certificates and the related Class M-1, and Class M-2 Certificates has been reduced to zero and an applicable Trigger Event exists, or (y) if an applicable Trigger Event is not in effect, the excess of: (1) the sum of:  (A) the aggregate certificate principal balances of the related Senior Certificates, after taking into account distribution of the related Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the related Class M-1 Certificates, after taking into account distribution of the related Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the related Class M-2 Certificates, after taking into account distribution of the related Class M-2 Principal Distribution Amount for the applicable Distribution Date, and (D) the certificate principal balance of the related Class M-3 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) (x) in the case of Group I, 90.40% and (y) in the case of Group II/III, 82.40% of the aggregate Loan Balance of the Home Equity Loans of the related Group as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans of the related Group as of the last day of the related Remittance Period minus the related OC Floor.

Class MV-4 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the related Stepdown Date, (x) 100% of the Principal Distribution Amount for Group II/III if the certificate principal balance of each class of related Senior Certificates and the Class MV-1, Class MV-2 and Class MV-3 Certificates has been reduced to zero and an applicable Trigger Event exists, or (y) if an applicable Trigger Event is not in effect, the excess of: (1) the sum of:  (A) the aggregate certificate principal balances of the related Senior Certificates, after taking into account distribution of the related Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class MV-1 Certificates, after taking into account distribution of the related Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class MV-2 Certificates, after taking into account distribution of the related Class M-2 Principal Distribution Amount for the applicable Distribution Date, (D) the certificate principal balance of the Class MV-3 Certificates, after taking into account distribution of the related Class M-3 Principal Distribution Amount for the applicable Distribution Date, and (E) the certificate principal balance of the Class MV-4 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 85.40% of the aggregate Loan Balance of the Home Equity Loans of Group II/III as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans of Group II/III as of the last day of the related Remittance Period minus the related OC Floor.

Class MV-5 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the related Stepdown Date, (x) 100% of the Principal Distribution Amount for Group II/III if the certificate principal balance of each class of related Senior Certificates and the Class MV-1, Class MV-2, Class MV-3 and Class MV-4 Certificates has been reduced to zero and an applicable Trigger Event exists, or (y) if an applicable Trigger Event is not in effect, the excess of: (1) the sum of:  (A) the aggregate certificate principal balances of the related Senior Certificates, after taking into account distribution of the related Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class MV-1 Certificates, after taking into account distribution of the related Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class MV-2 Certificates, after taking into account distribution of the related Class M-2 Principal Distribution Amount for the applicable Distribution Date, (D) the certificate principal balance of the Class MV-3 Certificates, after taking into account distribution of the related Class M-3 Principal Distribution Amount for the applicable Distribution Date, (E) the certificate principal balance of the Class MV-4 Certificates, after taking into account distribution of the Class MV-4 Principal Distribution Amount for the applicable Distribution Date, and (F) the certificate principal balance of the Class MV-5 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 88.40% of the aggregate Loan Balance of the Home Equity Loans of Group II/III as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans of Group II/III as of the last day of the related Remittance Period minus the related OC Floor.

Class MV-6 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the related Stepdown Date, (x) 100% of the Principal Distribution Amount for Group II/III if the certificate principal balance of each class of related Senior Certificates and the Class MV-1, Class MV-2, Class MV-3, Class MV-4 and Class MV-5 Certificates has been reduced to zero and an applicable Trigger Event exists, or (y) if an applicable Trigger Event is not in effect, the excess of: (1) the sum of:  (A) the aggregate certificate principal balances of the related Senior Certificates, after taking into account distribution of the related Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class MV-1 Certificates, after taking into account distribution of the related Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class MV-2 Certificates, after taking into account distribution of the related Class M-2 Principal Distribution Amount for the applicable Distribution Date, (D) the certificate principal balance of the Class MV-3 Certificates, after taking into account distribution of the related Class M-3 Principal Distribution Amount for the applicable Distribution Date, (E) the certificate principal balance of the Class MV-4 Certificates, after taking into account distribution of the Class MV-4 Principal Distribution Amount for the applicable Distribution Date, (F) the certificate principal balance of the Class MV-5 Certificates, after taking into account distribution of the Class MV-5 Principal Distribution Amount for the applicable Distribution Date, and (G) the certificate principal balance of the Class MV-6 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 91.50% of the aggregate Loan Balance of the Home Equity Loans of Group II/III as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans of Group II/III as of the last day of the related Remittance Period minus the related OC Floor.

Class Monthly Interest Amount:

With respect to each class of Certificates means, with respect to any Distribution Date, the aggregate amount of interest accrued for the related interest period at the related Certificate Rate on the certificate principal balance of the related Certificates.  On any Distribution Date, the Fixed Rate Certificates are each subject to the Group I Net WAC Cap, the Class AV-1 Certificates are subject to the Group II Net WAC Cap, the Class AV-2, Class AV-3, Class AV-4 and Class AV-5 Certificates are each subject to the Group III Net WAC Cap and the Group II/III Subordinate Certificates are each subject to the Group II/III Subordinate Net WAC Cap.

Class Principal Carryover Shortfall:

Means, with respect to any class of Subordinate Certificates and any Distribution Date, the excess, if any, of (1) the sum of (x) the amount of the reduction in the certificate principal balance of that class of Subordinate Certificates on the applicable Distribution Date attributable to the allocation of realized losses and (y) the amount of any such reductions on prior Distribution Dates over (2) the sum of (x) the amount distributed in respect of the related Class Principal Carryover Shortfall to such class on prior Distribution Dates and (y) the amount of any increases in the certificate principal balance of such class of Subordinate Certificates resulting from subsequent recoveries.

Cumulative Loss Event:	Means, for each of Group I and Group II/III and as to any Distribution Date, the occurrence of a Group I Cumulative Loss Trigger Event or Group II/III Cumulative Loss Trigger Event, as applicable.
Delinquency Amount:

Means, with respect to each of Group I and Group II/III and any Remittance Period, the sum, without duplication, of the aggregate principal balance of the Home Equity Loans of such Group that are (1) 60 or more days delinquent, (2) 60 or more days delinquent and in bankruptcy, (3) in foreclosure and (4) REO properties, each as of the last day of such Remittance Period.

Delinquency Event:

Shall have occurred and be continuing (a) for Group I, if at any time the 60+ Delinquency Percentage (Rolling Three Month) for Group I exceeds 44.00% of the Senior Enhancement Percentage for Group I or (b) for Group II/III, if at any time the 60+ Delinquency Percentage (Rolling Three Month) for Group II/III exceeds 40.00% of the Senior Enhancement Percentage for Group II/III.

Excess Interest:

Means, with respect to each of Group I and Group II/III and any Distribution Date, the sum of (A) the interest amounts remaining for the related Group, if any, after the application of payments pursuant to clauses first through sixth  (for Group I) and clauses first through tenth (for Group II/III) under the caption “DISTRIBUTIONS – Distributions of Interest” above and (B) any Excess Overcollateralization Amount for the related Group (after taking into account the payment of the related Principal Distribution Amount for such Group on such Distribution Date).

Excess Overcollateralization Amount:

Means, with respect to each of Group I and Group II/III and any Distribution Date, the lesser of (1) the Basic Principal Amount for the related Group and Distribution Date and (2) the excess, if any, of (x) the Overcollateralization Amount for the related Group, assuming 100% of the related Basic Principal Amount is distributed on the Certificates of the Group, over (y) the Required Overcollateralization Amount for the related Group.

Group I Cumulative Loss Trigger Event:

Shall have occurred with respect to any Distribution Date and the Group I Home Equity Loans, if the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative realized losses incurred on the Group I Home Equity Loans from the Cut-Off Date through the last day of the related Remittance Period by (y) the aggregate Loan Balance of the Group I Home Equity Loans as of the Cut-Off Date, exceeds the applicable percentages described below with respect to such Distribution Date:

Distribution Date	Loss Percentage
October 25, 2007 to September 25, 2008	2.00% for the first month, plus an additional 1/12th of 1.25% for each month thereafter.
October 25, 2008 to September 25, 2009	3.25% for the first month, plus an additional 1/12th of 0.75% for each month thereafter.
October 25, 2009 to September 25, 2010	4.00% for the first month, plus an additional 1/12th of 0.25% for each month thereafter.
October 25, 2010 and thereafter	4.25%

Group II/III Cumulative Loss Trigger Event:

Shall have occurred with respect to any Distribution Date and the Group II/III Home Equity Loans, if the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative realized losses incurred on the Group II/III Home Equity Loans from the Cut-Off Date through the last day of the related Remittance Period by (y) the aggregate Loan Balance of the Group II/III Home Equity Loans as of the Cut-Off Date, exceeds the applicable percentages described below with respect to such Distribution Date:

Distribution Date	Loss Percentage
October 25, 2007 to September 25, 2008	3.75% for the first month, plus an additional 1/12th of 2.00% for each month thereafter.
October 25, 2008 to September 25, 2009	5.75% for the first month, plus an additional 1/12th of 1.50% for each month thereafter.
October 25, 2009 to September 25, 2010	7.25% for the first month, plus an additional 1/12th of 0.75% for each month thereafter.
October 25, 2010 and thereafter	8.00%

Group II Senior Principal Allocation Percentage:

Means, with respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the Basic Principal Amount with respect to the Group II Home Equity Loans and that Distribution Date, and the denominator of which is the aggregate Basic Principal Amount with respect to the Group II Home Equity Loans and the Group III Home Equity Loans and that Distribution Date.

Group II Senior Principal Distribution Amount:

Means, with respect to any Distribution Date, the lesser of (i) the greater of (A) the product of (1) the Group II Senior Principal Allocation Percentage for that Distribution Date and (2) the Senior Principal Distribution Amount for Group II/III and that Distribution Date and (B) the excess of (1) the Senior Principal Distribution Amount for Group II/III and that Distribution Date over (2) the aggregate certificate principal balance of the Class AV-2, Class AV-3, Class AV-4 and Class AV-5 Certificates immediately prior to that Distribution Date and (ii) the certificate principal balance of the Class AV-1 Certificates immediately prior to that Distribution Date.

Group III Senior Principal Allocation Percentage:

Means, with respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the Basic Principal Amount with respect to the Group III Home Equity Loans and that Distribution Date, and the denominator of which is the aggregate Basic Principal Amount with respect to the Group II Home Equity Loans and the Group III Home Equity Loans and that Distribution Date.

Group III Senior Principal Distribution Amount:

Means, with respect to any Distribution Date, the lesser of (i) the greater of (A) the product of (1) the Group III Senior Principal Allocation Percentage for that Distribution Date and (2) the Senior Principal Distribution Amount for Group II/III and that Distribution Date and (B) the excess of (1) the Senior Principal Distribution Amount for Group II/III and that Distribution Date over (2) the certificate principal balance of the Class AV-1 Certificates immediately prior to that Distribution Date and (ii) the aggregate certificate principal balance of the Class AV-2, Class AV-3, Class AV-4 and Class AV-5 Certificates immediately prior to that Distribution Date.

Loan Balance:

Means, with respect to any Home Equity Loan as of any date of determination, the actual outstanding principal balance thereof on the Cut-Off Date less any principal payments made on such Home Equity Loan through such date of determination.

Monthly Remittance Date:	Means the 18th day of each month, or if the 18th day is not a business day, the preceding business day.
OC Floor:	Means, with respect to each of Group I and Group II/III, an amount equal to 0.50% of the aggregate Loan Balance of the Home Equity Loans of such Group as of the Cut-Off Date.
Overcollateralization Amount:

Means, with respect to each of Group I and Group II/III and any Distribution Date, the excess, if any, of (1) the aggregate Loan Balance of the Home Equity Loans of such Group as of the close of business on the last day of the preceding Remittance Period over (2) the aggregate certificate principal balance of the Certificates of the related Group as of that Distribution Date (after taking into account the payment of the related Principal Distribution Amount for such Group on that Distribution Date).

Principal Distribution Amount:

Means, with respect to each of Group I and Group II/III and any Distribution Date, the lesser of (1) the aggregate certificate principal balances of the Certificates of the related Group immediately preceding that Distribution Date and (2) the sum of (x) the Basic Principal Amount for that Group and Distribution Date minus the Excess Overcollateralization Amount, if any, for that Group and Distribution Date and (y) the Subordination Increase Amount, if any, for that Group and Distribution Date.

Required Overcollateralization Amount:

Means, with respect to each of Group I and Group II/III and any Distribution Date, (1) prior to the related Stepdown Date, the product of (x) 3.80% for Group I or 2.85% for Group II/III, respectively, and (y) the aggregate Loan Balance of the Home Equity Loans of the related Group as of the Cut-Off Date; and (2) on and after the related Stepdown Date, the greater of (i) the lesser of (x) the product of 3.80% for Group I or 2.85% for Group II/III, respectively, and the aggregate Loan Balance of the Home Equity Loans of the related Group as of the Cut-Off Date and (y) the product of 7.60% for Group I or 5.70% for Group II/III, respectively, and the aggregate Loan Balance of the Home Equity Loans of the related Group as of the end of the related Remittance Period and (ii) the related OC Floor; provided, however, that on each Distribution Date during the continuance of an applicable Trigger Event for a Group the Required Overcollateralization Amount for that Group will equal the Required Overcollateralization Amount for that Group in effect as of the Distribution Date immediately preceding the date on which such Trigger Event first occurred.

Senior Principal Distribution Amount:

Means, with respect to each of Group I and Group II/III and (a) any Distribution Date prior to the related Stepdown Date or during the continuation of an applicable Trigger Event, the lesser of (1) 100% of the Principal Distribution Amount for that Group and (2) the aggregate certificate principal balances of the related Senior Certificates immediately prior to that Distribution Date, and (b) any other Distribution Date, the lesser of (1) 100% of the Principal Distribution Amount for that Group and (2) the excess, if any, of (x) the aggregate certificate principal balances of the related Senior Certificates immediately prior to that Distribution Date over (y) the lesser of (A) (x) in the case of Group I, 63.60% and (y) in the case of Group II/III, 59.30% of the aggregate Loan Balance of the Home Equity Loans of the related Group as of the last day of the related Remittance Period and (B) the aggregate Loan Balance of the Home Equity Loans of the related Group as of the last day of the related Remittance Period minus the related OC Floor.

60+ Delinquency Percentage (Rolling Three Month):

Means, with respect to each of Group I and Group II/III and any Distribution Date, the average of the percentage equivalents of the fractions determined for each of the three immediately preceding Remittance Periods, the numerator of each of which is equal to the Delinquency Amount for such Group and Remittance Period, and the denominator of each of which is the aggregate Loan Balance of all of the Home Equity Loans of the related Group as of the end of such Remittance Period.

Stepdown Date:

Means, for each of Group I and Group II/III, the earlier to occur of (1) the Distribution Date after which the aggregate certificate principal balances of the Senior Certificates of the related Group are reduced to zero, and (2) the later to occur of (A) the October 2007 Distribution Date, and (B) the first Distribution Date on which the Senior Enhancement Percentage of the related Group, after giving effect to the distribution of the Principal Distribution Amount of the related Group on that Distribution Date, is at least equal to (x) in the case of Group I, 36.40% and (y) in the case of Group II/III, 40.70%.

Subordination Deficiency:

Means, with respect to each of Group I and Group II/III and any Distribution Date, the excess, if any, of (1) the Required Overcollateralization Amount for that Group and Distribution Date over (2) the Overcollateralization Amount for that Group and Distribution Date after giving effect to the distribution of the related aggregate Basic Principal Amount on that Distribution Date.

Subordination Increase Amount:	Means, with respect to each of Group I and Group II/III and any Distribution Date, the lesser of (1) the Subordination Deficiency for that Group and (2) the Excess Interest for that Group.
Transition Expenses:

Means, for Group I, II or III, expenses incurred by the Trustee with respect to such Group in connection with the transfer of servicing upon the termination of the Servicer; provided that the amount shall not exceed $50,000 for all Groups in the aggregate in any one calendar year (and no more than a total of $100,000 for all Groups in the aggregate during the term of the Trust).

Trigger Event:

Means (a) for Group I, the existence of a Delinquency Event or a Cumulative Loss Event with respect to Group I and (b) for Group II/III, the existence of a Delinquency Event or a Cumulative Loss Event with respect to Group II/III.

SCHEDULED NOTIONAL AMOUNTS AND STRIKE RATES FOR CAP AGREEMENTS
GROUP II CAP AGREEMENT
Period	Scheduled Notional Amount	Strike Rate
1	$ 0	0.00%
2	116,802,605.28	5.86
3	113,689,809.27	6.07
4	110,659,385.27	5.86
5	107,709,164.90	5.86
6	104,837,036.69	6.54
7	102,041,021.94	5.86
8	99,319,037.09	6.07
9	96,669,132.57	5.86
10	94,089,409.99	6.07
11	91,578,020.72	5.86
12	89,133,164.65	5.87
13	86,753,145.98	6.08
14	84,436,197.84	5.87
15	82,180,658.24	6.08
16	79,984,908.78	5.87
17	77,847,373.52	5.89
18	75,766,741.99	6.58
19	73,741,326.91	5.89
20	71,769,629.46	6.10
21	69,850,233.22	5.89
22	67,981,759.00	6.14
23	66,163,201.70	6.53
24	64,398,388.24	7.36
25	62,687,133.70	7.62
26	61,021,017.90	7.36
27	59,398,856.33	7.62
28	57,819,495.47	7.38
29	56,281,922.27	7.67
30	54,786,852.29	9.00
31	53,333,727.97	8.08
32	51,918,868.82	8.41
33	50,541,543.87	8.12
34	49,200,491.49	8.43
35	$47,894,840.89	8.71%

SCHEDULED NOTIONAL AMOUNTS AND STRIKE RATES FOR CAP AGREEMENTS
GROUP III CAP AGREEMENT
Period	Scheduled Notional Amount	Strike Rate
1	$ 0	0.00%
2	408,822,281.57	5.91
3	397,940,032.56	6.12
4	387,345,481.77	5.91
5	377,031,061.63	5.91
6	366,989,402.84	6.60
7	357,213,665.00	5.91
8	347,696,507.83	6.13
9	338,431,127.01	5.91
10	329,410,896.56	6.13
11	320,629,364.23	5.91
12	312,080,246.88	5.92
13	303,757,672.24	6.13
14	295,655,424.37	5.92
15	287,767,701.98	6.13
16	280,088,855.90	5.92
17	272,613,385.09	5.92
18	265,335,932.85	6.62
19	258,251,463.67	5.93
20	251,354,708.88	6.16
21	244,641,373.49	5.95
22	238,105,958.76	6.18
23	$231,744,457.87	6.60%

GROUP I HOME EQUITY LOANS
The following summary information with respect to the Group I Home Equity Loans is as of the Statistical Calculation Date:
	Summary Statistics	Range (if appropriate)
Avg. Outstanding Principal Balance	$121,096.74	$9,091.22 to $874,107.89
Wtd. Avg. Coupon Rate (approximate)	6.95%	5.25% to 14.99%
Wtd. Avg. Original Combined Loan-to-Value Ratio (approximate)	74.75%	10.78% to 100.00%
Wtd. Avg. Original Term to Maturity (approximate)	333 months	60 to 360 months
Wtd. Avg. Remaining Term to Maturity (approximate)	333 months	58 to 360 months
Wtd. Avg. Original Credit Score (approximate)(1)	643	499 to 816
Maximum Seasoning	95 months
Ratio of First to Second Liens	93.65% / 6.35%
Outstanding Principal Balance of Loans Secured by First Liens
Two- to Four-Family Properties	$538,601.57
All Other Properties	$338,775,931.97
Outstanding Principal Balance of Loans Secured by Second Liens
Two- to Four-Family Properties	$34,921.79
All Other Properties	$22,971,995.31
Latest Maturity Date	August 1, 2034
Balloon Loans (as a percent of the aggregate outstanding loan balance)	0.41%
Fixed Rate Interest Only Loans (2)	3.32%
30 to 59 day Delinquencies (as a percent of the aggregate outstanding loan balance)(3)	0.17%

(1)

Excludes 0 Home Equity Loans for which a credit score is not available.

(2)

“Fixed Rate Interest Only Loans” provide for payments of interest but not principal for the first 60 months and thereafter payment of principal and interest on a monthly basis.

(3)

Approximately 94.30% of the aggregate outstanding loan balance of the Group I Home Equity Loans had first monthly payments due on or after July 1, 2004, so that it was not possible for these loans to be 30 days past due as of the Statistical Calculation Date.

The tables set forth below contain approximate statistical information as of the Statistical Calculation Date regarding the Group I Home Equity Loans.  The sum of the percentage columns in the following tables may not equal 100% due to rounding.

GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
OF GROUP I HOME EQUITY LOANS(1)

		Statistical	% of Statistical
	Number of Home	Calculation Date	Calculation Date
State	Equity Loans	Loan Balance	Loan Balance
Arizona	47	$4,636,762.65	1.28%
Arkansas	13	861,215.42	0.24
California	642	128,370,402.51	35.43
Colorado	45	8,126,967.09	2.24
Connecticut	69	12,863,275.98	3.55
Delaware	17	2,298,300.75	0.63
Florida	256	25,920,633.82	7.15
Georgia	55	5,292,418.74	1.46
Idaho	18	1,566,725.04	0.43
Illinois	24	1,764,188.69	0.49
Indiana	55	5,195,256.73	1.43
Iowa	27	2,484,154.42	0.69
Kansas	4	342,249.30	0.09
Kentucky	47	3,550,686.77	0.98
Louisiana	85	6,420,048.11	1.77
Maine	8	730,314.07	0.20
Maryland	72	7,340,376.25	2.03
Massachusetts	43	5,774,404.28	1.59
Michigan	41	3,378,564.06	0.93
Minnesota	14	1,531,052.47	0.42
Mississippi	21	1,631,287.77	0.45
Missouri	27	1,950,533.14	0.54
Montana	5	570,695.96	0.16
Nebraska	17	2,020,329.16	0.56
Nevada	42	5,293,605.74	1.46
New Hampshire	23	2,742,689.48	0.76
New Jersey	74	8,529,258.19	2.35
New Mexico	27	2,805,060.62	0.77
New York	74	7,548,232.92	2.08
North Carolina	35	2,884,195.00	0.80
Ohio	56	6,243,298.18	1.72
Oklahoma	50	4,207,996.90	1.16
Oregon	21	2,388,838.29	0.66
Pennsylvania	156	16,268,421.66	4.49
Rhode Island	12	1,256,541.09	0.35
South Carolina	17	1,155,545.90	0.32
South Dakota	2	166,908.77	0.05
Tennessee	88	7,562,909.79	2.09
Texas	488	37,568,887.96	10.37
Utah	9	1,722,635.51	0.48
Vermont	8	655,786.07	0.18
Virginia	71	7,081,388.06	1.95
Washington	61	9,637,492.04	2.66
West Virginia	8	466,164.65	0.13
Wisconsin	13	1,047,257.57	0.29
Wyoming	5	467,493.07	0.13
Total	2,992	$362,321,450.64	100.00%

(1)

Determined by property address designated as such in the related mortgage.

ORIGINAL COMBINED LOAN-TO-VALUE RATIOS
OF GROUP I HOME EQUITY LOANS(1)

			% of Statistical
Range of Original Combined Loan-to-	Number of Home	Statistical Calculation	Calculation Date Loan
Value Ratios (%)	Equity Loans	Date Loan Balance	Balance
10.78 - 15.00	5	$279,651.64	0.08%
15.01 - 20.00	6	404,402.71	0.11
20.01 - 25.00	15	1,373,887.91	0.38
25.01 - 30.00	18	1,016,712.07	0.28
30.01 - 35.00	22	1,965,448.04	0.54
35.01 - 40.00	37	2,778,284.68	0.77
40.01 - 45.00	60	6,259,524.02	1.73
45.01 - 50.00	91	11,193,740.12	3.09
50.01 - 55.00	83	9,491,492.91	2.62
55.01 - 60.00	153	15,752,909.07	4.35
60.01 - 65.00	169	20,967,931.52	5.79
65.01 - 70.00	279	34,501,790.55	9.52
70.01 - 75.00	316	38,547,918.72	10.64
75.01 - 80.00	749	96,902,658.37	26.74
80.01 - 85.00	384	45,520,005.94	12.56
85.01 - 90.00	463	55,491,568.93	15.32
90.01 - 95.00	131	19,244,275.03	5.31
95.01 - 100.00	11	629,248.41	0.17
Total	2,992	$362,321,450.64	100.00%

(1)

As of the Statistical Calculation Date, the weighted average Original Combined Loan-to-Value Ratio of the Group I Home Equity Loans is approximately 74.75%.

COUPON RATES OF GROUP I HOME EQUITY LOANS(1)

			% of Statistical
Range of Coupon Rates	Number of Home	Statistical Calculation	Calculation Date Loan
(%)	Equity Loans	Date Loan Balance	Balance
5.250 - 5.500	53	$11,277,107.27	3.11%
5.501 - 6.000	603	122,152,311.20	33.71
6.001 - 6.500	387	60,554,729.98	16.71
6.501 - 7.000	413	53,190,241.31	14.68
7.001 - 7.500	240	25,590,643.58	7.06
7.501 - 8.000	287	24,783,725.39	6.84
8.001 - 8.500	177	15,452,900.42	4.26
8.501 - 9.000	186	14,488,945.92	4.00
9.001 - 9.500	112	6,943,049.79	1.92
9.501 - 10.000	174	9,972,568.96	2.75
10.001 - 10.500	100	5,731,125.06	1.58
10.501 - 11.000	88	4,057,829.65	1.12
11.001 - 11.500	50	2,303,521.16	0.64
11.501 - 12.000	58	2,931,688.88	0.81
12.001 - 12.500	32	1,634,096.40	0.45
12.501 - 13.000	16	600,452.99	0.17
13.001 - 13.500	9	325,180.42	0.09
13.501 - 14.000.	3	218,450.83	0.06
14.001 - 14.500.	3	90,122.13	0.02
14.501 - 14.999.	1	22,759.30	0.01
Total	2,992	$362,321,450.64	100.00%

(1)

 As of the Statistical Calculation Date, the weighted average Coupon Rate of the Group I Home Equity Loans is approximately 6.954%.

LOAN BALANCES OF GROUP I HOME EQUITY LOANS(1)

			% of Statistical
Range of Loan Balances	Number of Home	Statistical Calculation	Calculation Date Loan
($)	Equity Loans	Date Loan Balance	Balance
9,091 - 10,000	1	$9,091.22	0.00%
10,001 - 15,000	2	26,220.04	0.01
20,001 - 25,000	68	1,685,062.04	0.47
25,001 - 30,000	73	2,082,496.21	0.57
30,001 - 35,000	97	3,295,749.36	0.91
35,001 - 40,000	81	3,089,644.51	0.85
40,001 - 45,000	57	2,447,042.89	0.68
45,001 - 50,000	153	7,525,341.17	2.08
50,001 - 55,000	196	10,319,854.35	2.85
55,001 - 60,000	177	10,284,191.89	2.84
60,001 - 65,000	134	8,433,146.15	2.33
65,001 - 70,000	144	9,765,499.16	2.70
70,001 - 75,000	115	8,373,459.88	2.31
75,001 - 80,000	114	8,899,175.85	2.46
80,001 - 85,000	97	8,028,649.76	2.22
85,001 - 90,000	74	6,498,857.52	1.79
90,001 - 95,000	80	7,385,810.09	2.04
95,001 - 100,000	82	8,048,727.69	2.22
100,001 - 105,000	56	5,753,603.72	1.59
105,001 - 110,000	51	5,478,390.85	1.51
110,001 - 115,000	55	6,196,014.75	1.71
115,001 - 120,000	46	5,426,221.62	1.50
120,001 - 125,000	37	4,558,097.87	1.26
125,001 - 130,000	53	6,774,363.11	1.87
130,001 - 135,000	41	5,449,665.18	1.50
135,001 - 140,000	42	5,790,381.42	1.60
140,001 - 145,000	38	5,435,254.05	1.50
145,001 - 150,000	45	6,685,070.26	1.85
150,001 - 200,000	294	51,365,358.91	14.18
200,001 - 250,000	190	42,341,609.20	11.69
250,001 - 300,000	120	32,921,549.05	9.09
300,001 - 350,000	71	22,994,612.24	6.35
350,001 - 400,000	50	18,828,447.42	5.20
400,001 - 450,000	18	7,640,037.85	2.11
450,001 - 500,000	16	7,668,337.94	2.12
500,001 - 550,000	10	5,248,582.51	1.45
550,001 - 600,000	2	1,162,311.81	0.32
600,001 - 650,000	6	3,777,923.68	1.04
650,001 - 700,000	2	1,358,180.06	0.37
700,001 - 750,000	1	749,216.95	0.21
750,001 - 800,000	1	791,192.52	0.22
850,001 - 874,108	2	1,729,007.89	0.48
Total	2,992	$362,321,450.64	100.00%

(1)

As of the Statistical Calculation Date, the average outstanding Loan Balance of the Group I Home Equity Loans is approximately $121,096.74.

TYPES OF MORTGAGED PROPERTIES OF GROUP I HOME EQUITY LOANS

		% of Statistical
Property	Number of Home	Statistical Calculation	Calculation Date Loan
Type	Equity Loans	Date Loan Balance	Balance
Single Family	2,610	$314,305,567.09	86.75%
PUD	216	30,764,566.03	8.49
Condominium	86	10,337,392.94	2.85
Townhouse	35	3,262,841.23	0.90
Manufactured Housing	38	3,077,559.99	0.85
Two- to Four Family	7	573,523.36	0.16
Total	2,992	$362,321,450.64	100.00%

ORIGINAL TERMS TO MATURITY OF GROUP I HOME EQUITY LOANS(1)

			% of Statistical
Range of Original Terms to Maturity	Number of Home	Statistical Calculation	Calculation Date Loan
(months)	Equity Loans	Date Loan Balance	Balance
60	3	$98,279.37	0.03%
61 – 120	90	5,031,791.38	1.39
121 – 180	365	26,076,764.02	7.20
181 – 240	357	28,659,562.41	7.91
241 – 300	38	3,505,576.08	0.97
301 – 360	2,139	298,949,477.38	82.51
Total	2,992	$362,321,450.64	100.00%

(1)

As of the Statistical Calculation Date, the weighted average Original Term to Maturity of the Group I Home Equity Loans is approximately 333 months.

REMAINING TERMS TO MATURITY OF GROUP I HOME EQUITY LOANS(1)

		% of Statistical
Range of Remaining Terms to Maturity	Number of Home	Statistical Calculation	Calculation Date Loan
(months)	Equity Loans	Date Loan Balance	Balance
58 – 60	3	$98,279.37	0.03%
61 – 120	92	5,079,672.81	1.40
121 – 180	364	26,088,673.57	7.20
181 – 240	356	28,599,771.43	7.89
241 – 300	38	3,505,576.08	0.97
301 – 360	2,139	298,949,477.38	82.51
Total	2,992	$362,321,450.64	100.00%

(1)

As of the Statistical Calculation Date, the weighted average Remaining Term to Maturity of the Group I Home Equity Loans is approximately 333 months.

SEASONING OF GROUP I HOME EQUITY LOANS(1)

			% of Statistical
Range of Seasoning	Number of Home	Statistical Calculation	Calculation Date Loan
(months)	Equity Loans	Date Loan Balance	Balance
0	1,494	$177,844,502.38	49.08%
1 – 12	1,494	184,408,147.68	50.90
13 – 24	2	20,919.15	0.01
85 – 95	2	47,881.43	0.01
Total	2,992	$362,321,450.64	100.00%

(1)

As of the Statistical Calculation Date, the weighted average Seasoning of the Group I Home Equity Loans is approximately 1 month.

OCCUPANCY STATUS OF GROUP I HOME EQUITY LOANS

			% of Statistical
Occupancy	Number of Home	Statistical Calculation	Calculation Date Loan
Status	Equity Loans	Date Loan Balance	Balance
Primary Home	2,955	$360,053,484.27	99.37%
Second Home	20	1,135,455.85	0.31
Investment Property	17	1,132,510.52	0.31
Total	2,992	$362,321,450.64	100.00%

LIEN POSITIONS OF GROUP I HOME EQUITY LOANS

			% of Statistical
Lien	Number of Home	Statistical Calculation	Calculation Date Loan
Position	Equity Loans	Date Loan Balance	Balance
First Lien	2,504	$339,314,533.54	93.65%
Second Lien	488	23,006,917.10	6.35
Total	2,992	$362,321,450.64	100.00%

DOCUMENTATION TYPES OF GROUP I HOME EQUITY LOANS

			% of Statistical
Documentation	Number of Home	Statistical Calculation	Calculation Date Loan
Type	Equity Loans	Date Loan Balance	Balance
Full Documentation	2,731	$332,901,950.47	91.88%
Stated Income	170	19,016,307.09	5.25
Limited Documentation	91	10,403,193.08	2.87
Total	2,992	$362,321,450.64	100.00%

CREDIT GRADES OF GROUP I HOME EQUITY LOANS

			% of Statistical
	Number of Home	Statistical Calculation	Calculation Date Loan
Credit Grade	Equity Loans	Date Loan Balance	Balance
A+	890	$148,346,157.67	40.94%
A-1	1,327	152,567,371.53	42.11
A-2	580	48,705,054.72	13.44
B	70	4,978,901.94	1.37
C-1	89	4,929,761.94	1.36
C-2	19	1,370,096.70	0.38
D	17	1,424,106.14	0.39
Total	2,992	$362,321,450.64	100.00%

ORIGINAL CREDIT SCORES OF GROUP I HOME EQUITY LOANS(1)

			% of Statistical
	Number of Home	Statistical Calculation	Calculation Date Loan
Range of Original Credit Scores(2)	Equity Loans	Date Loan Balance	Balance
499 – 500	3	$246,263.46	0.07%
501 – 525	59	3,474,227.32	0.96
526 – 550	251	20,358,213.28	5.62
551 – 575	336	31,647,529.04	8.73
576 – 600	403	41,251,700.18	11.39
601 – 625	500	56,879,666.30	15.70
626 – 650	489	57,090,829.03	15.76
651 – 675	356	49,223,797.18	13.59
676 – 700	230	34,448,833.80	9.51
701 – 725	133	23,667,576.84	6.53
726 – 750	87	14,688,353.23	4.05
751 – 775	79	14,692,298.97	4.06
776 – 800	62	13,598,345.59	3.75
801 – 816	4	1,053,816.42	0.29
Total	2,992	$362,321,450.64	100.00%

(1)

As of the Statistical Calculation Date, the weighted average Original Credit Score of the Group I Home Equity Loans is approximately 643.

(2)

The statistical credit score based on the borrower’s historical credit data obtained by the originator of the Home Equity Loan through one or more of the three major credit bureaus in connection with the origination of the Home Equity Loan.

SECOND MORTGAGE RATIOS OF GROUP I HOME EQUITY LOANS(1)

			% of Statistical
Range of Second Mortgage Ratios	Number of Home	Statistical Calculation	Calculation Date Loan
(%)	Equity Loans	Date Loan Balance	Balance
20.01 – 25.00	3	$152,466.21	0.66%
30.01 – 35.00	2	85,000.00	0.37
35.01 – 40.00	4	131,371.54	0.57
40.01 – 45.00	9	357,081.80	1.55
45.01 – 50.00	9	393,637.02	1.71
50.01 – 55.00	8	356,687.28	1.55
55.01 – 60.00	28	1,114,007.90	4.84
60.01 – 65.00	30	1,561,294.33	6.79
65.01 – 70.00	53	2,285,439.54	9.93
70.01 – 75.00	58	2,804,731.58	12.19
75.01 – 80.00	99	4,933,611.62	21.44
80.01 – 85.00	106	4,927,439.06	21.42
85.01 – 90.00	70	3,523,683.48	15.32
95.01 – 100.00	9	380,465.74	1.65
Total	488	$23,006,917.10	100.00%

(1)

Applies only to Home Equity Loans in the second lien position.  The Second Mortgage Ratios shown above are equal to, with respect to each Home Equity Loan in the second lien position, the original principal balance of the Home Equity Loan at the date of origination divided by the sum of (a) the original principal balance of the Home Equity Loan at the date of origination and (b) the remaining principal balance of the senior lien on the related mortgage property at the date of origination of the Home Equity Loan.

PRODUCT TYPES OF GROUP I HOME EQUITY LOANS

			% of Statistical
	Number of Home	Statistical Calculation	Calculation Date Loan
Product Type	Equity Loans	Date Loan Balance	Balance
Fixed	2,927	$348,803,185.01	96.27%
IO Fixed	43	12,015,120.29	3.32
Balloon	22	1,503,145.34	0.41
Total	2,992	$362,321,450.64	100.00%

PREPAYMENT PENALTIES OF GROUP I HOME EQUITY LOANS

			% of Statistical
Prepayment	Number of Home	Statistical Calculation	Calculation Date Loan
Penalty	Equity Loans	Date Loan Balance	Balance
Prepayment Penalty	2,018	$277,675,246.50	76.64%
No Prepayment Penalty	974	84,646,204.14	23.36
Total	2,992	$362,321,450.64	100.00%

PURPOSE OF GROUP I HOME EQUITY LOANS

			% of Statistical
	Number of Home	Statistical Calculation	Calculation Date Loan
Purpose	Equity Loans	Date Loan Balance	Balance
Cash Out Refinance	2,347	$259,485,270.43	71.62%
Rate/Term Refinance	498	76,600,745.48	21.14
Purchase	147	26,235,434.73	7.24
Total	2,992	$362,321,450.64	100.00%

GROUP II HOME EQUITY LOANS
The following summary information with respect to the Group II Home Equity Loans is as of the Statistical Calculation Date:
	Summary Statistics	Range (if appropriate)

Avg. Outstanding Principal Balance	$139,888.63	$28,952.22 to $325,984.50
Wtd. Avg. Coupon Rate (approximate)	7.08%	4.75% to 8.75%
Wtd. Avg. Gross Margin (approximate)	7.16%	2.25% to 7.99%
Wtd. Avg. Maximum Rate (approximate) (1)	14.04%	10.75% to 15.75%
Wtd. Avg. Minimum Rate (approximate) (1)	7.08%	4.75% to 8.75%
Wtd. Avg. Original Loan-to-Value Ratio (approximate)	82.68%	18.88% to 100.00%
Wtd. Avg. Original Term to Maturity (approximate)	360 months	360 to 360 months
Wtd. Avg. Remaining Term to Maturity (approximate)	359 months	349 to 360 months
Wtd. Avg. Original Credit Score (approximate) (2)	590	500 to 769
Maximum Seasoning	11 months
Ratio of First to Second Liens	100.00% / 0.00%
Outstanding Principal Balance of Loans Secured by
Two- to Four-Family Properties	$371,281.93
All Other Properties	$106,923,299.77
2/28 Adjustable Rate Interest Only Loans (3)	1.68%
3/27 Adjustable Rate Interest Only Loans (4)	1.98%
Balloon Payments (as a percent of
the aggregate outstanding loan balance)	0.00%
Latest Maturity Date	August 1, 2034
30 to 59 day Delinquencies (as a percent of the aggregate outstanding loan balance) (5)…..………………………………………………….	1.15%
Six-Month Adjustable Rate Loans (6)
Percentage of Aggregate Outstanding
Group II Principal Loan Balance	0.42%
Wtd. Avg. Remaining Period to
Coupon Rate Adjustment (approximate)	6 months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (7)	1.00%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (7)	1.00%
2 / 28 Adjustable Rate Loans (8)
Percentage of Aggregate Outstanding Group II Principal Loan Balance	69.37%
Wtd. Avg. Remaining Period to
Coupon Rate Adjustment (approximate)	24 months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (7)	2.19%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (7)	1.07%
3 / 27 Adjustable Rate Loans (9)
Percentage of Aggregate Outstanding Group II Principal Loan Balance	29.86%
Wtd. Avg. Remaining Period to
Coupon Rate Adjustment (approximate)	36 months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (7)	2.89%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (7)	1.08%
5 / 25 Adjustable Rate Loans (10)
Percentage of Aggregate Outstanding Group II Principal Loan Balance	0.35%
Wtd. Avg. Remaining Period to
Coupon Rate Adjustment (approximate)	60 months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (7)	2.00%
Wtd. Avg. Annual Interest Rate Adjustment Cap (approximate) (7)	2.00%

(1)

The “Maximum Rates” or “Minimum Rates” are the highest and lowest rates, respectively, at which interest may accrue on the Group II Home Equity Loans.

(2)

Excludes 0 Home Equity Loans for which a credit score is not available.

(3)

2/28 Adjustable Rate Interest Only Loans provide for payments of interest but not principal for the first 24 months and thereafter payments of principal and interest on a monthly basis.

(4)

3/27 Adjustable Rate Interest Only Loans provide for payments of interest but not principal for the first 36 months and thereafter payments of principal and interest on a monthly basis.

(5)

Approximately 95.90% of the aggregate outstanding loan balance of the Group II Home Equity Loans had first monthly payments due on or after July 1, 2004, so it was not possible for these loans to be 30 days past due as of the Statistical Calculation Date.

(6)

“Six-Month Adjustable Rate Loans” have their first adjustment date six months following their date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.

(7)

Above the then current coupon rate.

(8)

“2/28 Adjustable Rate Loans” have their first adjustment date two years after the date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.  “2/28 Adjustable Rate Loans” include 2/28 Adjustable Rate Interest Only Loans.

(9)

“3/27 Adjustable Rate Loans” have their first adjustment date three years after the date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.  “3/27 Adjustable Rate Loans” include 3/27 Adjustable Rate Interest Only Loans.

(10)

“5/25 Adjustable Rate Loans” have their first adjustment date five years after the date of origination, and adjust annually thereafter, based on one year LIBOR plus a margin, subject to certain limitations.

The tables set forth below contain approximate statistical information as of the Statistical Calculation Date regarding the Group II Home Equity Loans.  The sum of the percentage columns in the following tables may not equal 100% due to rounding.

GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
OF GROUP II HOME EQUITY LOANS(1)

			% of Statistical
	Number of Home	Statistical Calculation	Calculation Date Loan
State	Equity Loans	Date Loan Balance	Balance
Arizona	27	$3,343,145.41	3.12%
Arkansas	6	491,473.77	0.46
California	50	11,773,503.26	10.97
Colorado	12	2,072,881.92	1.93
Connecticut	12	2,299,872.06	2.14
Delaware	5	637,699.50	0.59
Florida	63	8,431,096.88	7.86
Georgia	32	4,292,718.16	4.00
Idaho	5	604,880.94	0.56
Illinois	16	1,982,089.65	1.85
Indiana	19	1,640,248.69	1.53
Iowa	15	1,472,591.32	1.37
Kansas	4	428,102.13	0.40
Kentucky	11	1,035,655.81	0.97
Louisiana	9	852,783.04	0.79
Maine	11	1,365,977.21	1.27
Maryland	26	3,683,562.22	3.43
Massachusetts	13	2,612,395.44	2.43
Michigan	27	3,617,385.00	3.37
Minnesota	10	1,541,679.62	1.44
Mississippi	1	286,391.50	0.27
Missouri	16	1,787,070.19	1.67
Montana	4	417,968.95	0.39
Nebraska	4	263,892.08	0.25
Nevada	7	1,476,051.82	1.38
New Hampshire	4	754,565.85	0.70
New Jersey	22	4,178,646.51	3.89
New Mexico	12	1,596,686.10	1.49
New York	30	4,226,963.22	3.94
North Carolina	33	4,307,750.50	4.01
Ohio	49	6,005,858.11	5.60
Oklahoma	5	612,537.80	0.57
Oregon	6	1,102,931.69	1.03
Pennsylvania	28	3,382,244.12	3.15
Rhode Island	6	924,803.58	0.86
South Carolina	10	1,192,219.68	1.11
Tennessee	14	2,224,813.40	2.07
Texas	65	6,750,528.36	6.29
Utah	7	971,581.23	0.91
Vermont	2	229,466.23	0.21
Virginia	29	4,433,005.37	4.13
Washington	26	4,532,922.68	4.22
West Virginia	5	338,829.49	0.32
Wisconsin	9	1,117,111.21	1.04
Total	767	$107,294,581.70	100.00%

(1)

Determined by property address designated as such in the related mortgage.

ORIGINAL LOAN-TO-VALUE RATIOS
OF GROUP II HOME EQUITY LOANS(1)

			% of Statistical
Range of Original Loan-to-Value Ratios	Number of Home	Statistical Calculation	Calculation Date Loan
(%)	Equity Loans	Date Loan Balance	Balance
18.88 - 20.00	1	$301,775.87	0.28%
25.01 - 30.00	1	64,000.00	0.06
35.01 - 40.00	3	199,886.07	0.19
40.01 - 45.00	1	56,650.00	0.05
45.01 - 50.00	7	833,398.04	0.78
50.01 - 55.00	9	1,301,565.42	1.21
55.01 - 60.00	10	1,178,522.31	1.10
60.01 - 65.00	21	3,014,053.08	2.81
65.01 - 70.00	23	3,367,526.96	3.14
70.01 - 75.00	60	7,822,782.54	7.29
75.01 - 80.00	196	26,959,410.32	25.13
80.01 - 85.00	70	9,909,713.73	9.24
85.01 - 90.00	232	33,873,190.52	31.57
90.01 - 95.00	132	18,258,202.07	17.02
95.01 - 100.00	1	153,904.77	0.14
Total	767	$107,294,581.70	100.00%

(1)

As of the Statistical Calculation Date, the weighted average Original Loan-to-Value Ratio of the Group II Home Equity Loans is approximately 82.68%.

CURRENT COUPON RATES OF GROUP II HOME EQUITY LOANS(1)

			% of Statistical
Range of Current Coupon Rates	Number of Home	Statistical Calculation	Calculation Date Loan
(%)	Equity Loans	Date Loan Balance	Balance
4.501 - 5.000	5	$864,445.29	0.81%
5.001 - 5.500	23	4,070,081.82	3.79
5.501 - 6.000	57	10,289,516.99	9.59
6.001 - 6.500	54	7,890,168.85	7.35
6.501 - 7.000	135	18,175,097.61	16.94
7.001 - 7.500	258	35,404,720.38	33.00
7.501 - 8.000	212	27,772,286.19	25.88
8.001 - 8.500	22	2,698,641.45	2.52
8.501 - 9.000	1	129,623.12	0.12
Total	767	$107,294,581.70	100.00%

(1)

As of the Statistical Calculation Date, the weighted average Coupon Rate of the Group II Home Equity Loans is approximately 7.081%.

GROSS MARGINS OF GROUP II HOME EQUITY LOANS(1)

			% of Statistical
Range of Gross Margins	Number of Home	Statistical Calculation	Calculation Date Loan
(%)	Equity Loans	Date Loan Balance	Balance
2.250 - 2.500	2	$379,650.60	0.35%
4.501 - 5.000	2	166,629.61	0.16
5.001 - 5.500	12	2,138,474.12	1.99
5.501 - 6.000	48	8,248,566.51	7.69
6.001 - 6.500	66	11,295,118.78	10.53
6.501 - 7.000	60	7,593,726.18	7.08
7.001 - 7.500	263	37,118,215.49	34.59
7.501 - 7.990	314	40,354,200.41	37.61
Total	767	$107,294,581.70	100.00%

(1)

As of the Statistical Calculation Date, the weighted average Gross Margin of the Group II Home Equity Loans is approximately 7.164%.

MAXIMUM RATES OF GROUP II HOME EQUITY LOANS(1)

			% of Statistical
Range of Maximum Rates	Number of Home	Statistical Calculation	Calculation Date Loan
(%)	Equity Loans	Date Loan Balance	Balance
10.750 -11.500	1	$88,775.60	0.08%
11.501 - 12.000	4	775,669.69	0.72
12.001 - 12.500	24	4,167,993.22	3.88
12.501 - 13.000	57	10,289,516.99	9.59
13.001 - 13.500	63	9,414,172.41	8.77
13.501 - 14.000	143	19,641,034.59	18.31
14.001 - 14.500	260	35,300,643.88	32.90
14.501 – 15.000	204	26,306,349.21	24.52
15.001 – 15.500	10	1,180,802.99	1.10
15.501 – 15.750	1	129,623.12	0.12
Total	767	$107,294,581.70	100.00%

(1)

As of the Statistical Calculation Date, the weighted average Maximum Rate of the Group II Home Equity Loans is approximately 14.036%.

NEXT INTEREST ADJUSTMENT DATES OF GROUP II HOME EQUITY LOANS

			% of Statistical
	Number of Home	Statistical Calculation	Calculation Date Loan
Next Interest Adjustment Date	Equity Loans	Date Loan Balance	Balance
January-05	3	$452,400.00	0.42%
August-05	2	443,911.17	0.41
February-06	1	62,937.72	0.06
March-06	2	253,517.64	0.24
April-06	2	314,491.50	0.29
May-06	12	1,792,563.04	1.67
June-06	226	30,157,744.81	28.11
July-06	248	35,843,682.86	33.41
August-06	38	5,559,236.60	5.18
November-06	1	187,442.23	0.17
December-06	1	68,475.29	0.06
February-07	2	279,292.69	0.26
March-07	1	78,119.25	0.07
April-07	1	52,309.21	0.05
May-07	7	860,880.21	0.80
June-07	73	10,623,575.26	9.90
July-07	125	17,449,845.02	16.26
August-07	20	2,434,506.60	2.27
June-09	1	88,775.60	0.08
July-09	1	290,875.00	0.27
Total	767	$107,294,581.70	100.00%

LOAN BALANCES OF GROUP II HOME EQUITY LOANS(1)

			% of Statistical
Range of Loan Balances	Number of Home	Statistical Calculation	Calculation Date Loan
($)	Equity Loans	Date Loan Balance	Balance
28,952 - 30,000	1	$28,952.22	0.03%
30,001 - 35,000	2	67,872.90	0.06
35,001 - 40,000	1	35,940.69	0.03
40,001 - 45,000	2	88,846.85	0.08
45,001 - 50,000	9	449,670.55	0.42
50,001 - 55,000	17	892,952.77	0.83
55,001 - 60,000	18	1,029,911.75	0.96
60,001 - 65,000	18	1,141,212.55	1.06
65,001 - 70,000	23	1,568,466.05	1.46
70,001 - 75,000	36	2,621,877.59	2.44
75,001 - 80,000	28	2,180,409.70	2.03
80,001 - 85,000	25	2,063,678.46	1.92
85,001 - 90,000	36	3,170,988.83	2.96
90,001 - 95,000	22	2,046,554.41	1.91
95,001 - 100,000	31	3,027,721.77	2.82
100,001 - 105,000	25	2,570,814.98	2.40
105,001 - 110,000	18	1,940,739.90	1.81
110,001 - 115,000	21	2,372,605.31	2.21
115,001 - 120,000	29	3,426,315.10	3.19
120,001 - 125,000	19	2,318,043.11	2.16
125,001 - 130,000	28	3,579,199.38	3.34
130,001 - 135,000	13	1,727,249.96	1.61
135,001 - 140,000	23	3,164,012.09	2.95
140,001 - 145,000	19	2,712,693.08	2.53
145,001 - 150,000	15	2,215,162.23	2.06
150,001 - 200,000	142	24,683,195.40	23.01
200,001 - 250,000	85	18,796,314.27	17.52
250,001 - 300,000	42	11,429,322.07	10.65
300,001 – 325,985	19	5,943,857.73	5.54
Total	767	$107,294,581.70	100.00%

(1)

As of the Statistical Calculation Date, the average outstanding Loan Balance of the Group II Home Equity Loans is approximately $139,888.63.

TYPES OF MORTGAGED PROPERTIES OF GROUP II HOME EQUITY LOANS

			% of Statistical
Property	Number of Home	Statistical Calculation	Calculation Date Loan
Type	Equity Loans	Date Loan Balance	Balance
Single Family	634	$87,442,476.73	81.50%
PUD	62	10,761,644.09	10.03
Condominium	31	4,192,410.29	3.91
Townhouse	25	3,354,561.88	3.13
Manufactured Housing	12	1,117,497.01	1.04
Two- to Four-Family	2	371,281.93	0.35
Other	1	54,709.77	0.05
Total	767	$107,294,581.70	100.00%

ORIGINAL TERMS TO MATURITY OF GROUP II HOME EQUITY LOANS(1)

			% of Statistical
Original Terms to Maturity	Number of Home	Statistical Calculation	Calculation Date Loan
(months)	Equity Loans	Date Loan Balance	Balance
360	767	$107,294,581.70	100.00%
Total	767	$107,294,581.70	100.00%

(1)

As of the Statistical Calculation Date, the weighted average Original Term to Maturity of the Group II Home Equity Loans is approximately 360 months.

REMAINING TERMS TO MATURITY OF GROUP II HOME EQUITY LOANS(1)

			% of Statistical
Range of Remaining Terms to Maturity	Number of Home	Statistical Calculation	Calculation Date Loan
(months)	Equity Loans	Date Loan Balance	Balance
349-360	767	$107,294,581.70	100.00%
Total	767	$107,294,581.70	100.00%

(1)

As of the Statistical Calculation Date, the weighted average Remaining Term to Maturity of the Group II Home Equity Loans is approximately 359 months.

SEASONING OF GROUP II HOME EQUITY LOANS(1)

			% of Statistical
Range of Seasoning	Number of Home	Statistical Calculation	Calculation Date Loan
(months)	Equity Loans	Date Loan Balance	Balance
0	435	$62,030,546.08	57.81%
1 – 11	332	45,264,035.62	42.19
Total	767	$107,294,581.70	100.00%

(1)

As of the Statistical Calculation Date, the weighted average Seasoning of the Group II Home Equity Loans is approximately 1 month.

OCCUPANCY STATUS OF GROUP II HOME EQUITY LOANS

			% of Statistical
Occupancy	Number of Home	Statistical Calculation	Calculation Date Loan
Status	Equity Loans	Date Loan Balance	Balance
Primary Home	756	$106,157,593.12	98.94%
Investment Property	7	720,892.43	0.67
Second Home	4	416,096.15	0.39
Total	767	$107,294,581.70	100.00%

DOCUMENTATION TYPES OF GROUP II HOME EQUITY LOANS

			% of Statistical
Documentation	Number of Home	Statistical Calculation	Calculation Date Loan
Type	Equity Loans	Date Loan Balance	Balance
Full Documentation	670	$91,743,711.54	85.51%
Stated Income	76	12,267,374.75	11.43
Limited Documentation	20	3,161,298.89	2.95
Other	1	122,196.52	0.11
Total	767	$107,294,581.70	100.00%

CREDIT GRADES OF GROUP II HOME EQUITY LOANS

			% of Statistical
	Number of Home	Statistical Calculation	Calculation Date Loan
Credit Grade	Equity Loans	Date Loan Balance	Balance
A+	59	$8,064,992.33	7.52%
A-1	353	50,593,064.33	47.15
A-2	324	44,391,599.47	41.37
B	16	1,969,402.32	1.84
C-1	13	1,986,479.53	1.85
C-2	2	289,043.72	0.27
Total	767	$107,294,581.70	100.00%

ORIGINAL CREDIT SCORES OF GROUP II HOME EQUITY LOANS(1)

			% of Statistical
	Number of Home	Statistical Calculation	Calculation Date Loan
Range of Original Credit Scores(2)	Equity Loans	Date Loan Balance	Balance
500	1	$309,000.00	0.29%
501 – 525	12	1,709,979.33	1.59
526 – 550	141	19,598,523.10	18.27
551 – 575	151	21,968,750.88	20.48
576 – 600	171	23,742,917.22	22.13
601 – 625	131	17,555,781.47	16.36
626 – 650	88	12,604,770.22	11.75
651 – 675	38	4,985,144.24	4.65
676 – 700	27	4,088,823.23	3.81
701 – 725	4	384,612.40	0.36
726 – 750	2	246,400.00	0.23
751 – 775	1	99,879.61	0.09
Total	767	$107,294,581.70	100.00%

(1)

As of the Statistical Calculation Date, the weighted average Original Credit Score of the Group II Home Equity Loans is approximately 590.

(2)

The statistical credit score based on the borrower’s historical credit data obtained by the originator of the Home Equity Loan through one or more of the three major credit bureaus in connection with the origination of the Home Equity Loan.

PRODUCT TYPES OF GROUP II HOME EQUITY LOANS

			% of Statistical
	Number of Home	Statistical Calculation	Calculation Date Loan
Product Type	Equity Loans	Date Loan Balance	Balance
2/28 ARM	522	$72,627,299.84	67.69%
3/27 ARM	220	29,908,902.76	27.88
5/25 ARM	2	379,650.60	0.35
6 Month ARM	3	452,400.00	0.42
IO 2/28 ARM	9	1,800,785.50	1.68
IO 3/27 ARM	11	2,125,543.00	1.98
Total	767	$107,294,581.70	100.00%

PREPAYMENT PENALTIES OF GROUP II HOME EQUITY LOANS

			% of Statistical
Prepayment	Number of Home	Statistical Calculation	Calculation Date Loan
Penalty	Equity Loans	Date Loan Balance	Balance
Prepayment Penalty	445	$64,408,157.76	60.03%
No Prepayment Penalty	322	42,886,423.94	39.97
Total	767	$107,294,581.70	100.00%

PURPOSE OF GROUP II HOME EQUITY LOANS

			% of Statistical
	Number of Home	Statistical Calculation	Calculation Date Loan
Purpose	Equity Loans	Date Loan Balance	Balance
Cash Out Refinance	455	$63,269,304.34	58.97%
Rate/Term Refinance	158	22,021,347.30	20.52
Purchase	154	22,003,930.06	20.51
Total	767	$107,294,581.70	100.00%

GROUP III HOME EQUITY LOANS
The following summary information with respect to the Group III Home Equity Loans is as of the Statistical Calculation Date:
	Summary Statistics	Range (if appropriate)

Avg. Outstanding Principal Balance	$148,788.05	$30,941.01 to $797,400.00
Wtd. Avg. Coupon Rate (approximate)	7.13%	4.40% to 11.95%
Wtd. Avg. Gross Margin (approximate)	7.25%	2.25% to 12.05%
Wtd. Avg. Maximum Rate (approximate) (1)	14.10%	10.40% to 18.90%
Wtd. Avg. Minimum Rate (approximate) (1)	7.13%	4.40% to 11.95%
Wtd. Avg. Original Loan-to-Value Ratio (approximate)	80.61%	13.08% to 100.00%
Wtd. Avg. Original Term to Maturity (approximate)	360 months	360 to 360 months
Wtd. Avg. Remaining Term to Maturity (approximate)	360 months	346 to 360 months
Wtd. Avg. Original Credit Score (approximate) (2)	594	467 to 807
Maximum Seasoning	14 months
Ratio of First to Second Liens	100.00% / 0.00%
Outstanding Principal Balance of Loans Secured by
Two- to Four-Family Properties	$2,533,108.91
All Other Properties	$427,910,723.59
2/28 Adjustable Rate Interest Only Loans (3)	2.77%
3/27 Adjustable Rate Interest Only Loans (4)	3.13%
Balloon Payments (as a percent of the aggregate outstanding loan balance)	0.00%
Latest Maturity Date	August 1, 2034
30 to 59 day Delinquencies (as a percent of the aggregate outstanding loan balance) (5)…..………………………………………………….	0.86%
Six-Month Adjustable Rate Loans (6)
Percentage of Aggregate Outstanding Group III Principal Loan Balance	0.72%
Wtd. Avg. Remaining Period to Coupon Rate Adjustment (approximate)	6 months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (7)	1.00%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (7)	1.00%
2 / 28 Adjustable Rate Loans (8)
Percentage of Aggregate Outstanding Group III Principal Loan Balance	78.74%
Wtd. Avg. Remaining Period to Coupon Rate Adjustment (approximate)	24 months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (7)	2.11%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (7)	1.05%
3 / 27 Adjustable Rate Loans (9)
Percentage of Aggregate Outstanding Group III Principal Loan Balance	20.42%
Wtd. Avg. Remaining Period to Coupon Rate Adjustment (approximate)	36 months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (7)	2.84%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (7)	1.14%
5 / 25 Adjustable Rate Loans (10)
Percentage of Aggregate Outstanding Group III Principal Loan Balance	0.12%
Wtd. Avg. Remaining Period to Coupon Rate Adjustment (approximate)	59 months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (7)	2.00%
Wtd. Avg. Annual Interest Rate Adjustment Cap (approximate) (7)	2.00%

—————————

(1)

The “Maximum Rates” or “Minimum Rates” are the highest and lowest rates, respectively, at which interest may accrue on the Group III Home Equity Loans.

(2)

Excludes 0 Home Equity Loans for which a credit score is not available.

(3)

2/28 Adjustable Rate Interest Only Loans provide for payments of interest but not principal for the first 24 months and thereafter payments of principal and interest on a monthly basis.

 (4)

3/27 Adjustable Rate Interest Only Loans provide for payments of interest but not principal for the first 36 months and thereafter payments of principal and interest on a monthly basis.

(5)

Approximately 97.13% of the aggregate outstanding loan balance of the Group III Home Equity Loans had first monthly payments due on or after July 1, 2004, so it was not possible for these loans to be 30 days past due as of the Statistical Calculation Date.

(6)

“Six-Month Adjustable Rate Loans” have their first adjustment date six months following their date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.

(7)

Above the then current coupon rate.

(8)

“2/28 Adjustable Rate Loans” have their first adjustment date two years after the date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.  “2/28 Adjustable Rate Loans” include 2/28 Adjustable Rate Interest Only Loans.

(9)

“3/27 Adjustable Rate Loans” have their first adjustment date three years after the date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.  “3/27 Adjustable Rate Loans” include 3/27 Adjustable Rate Interest Only Loans.

(10)

“5/25 Adjustable Rate Loans” have their first adjustment date five years after the date of origination, and adjust annually thereafter, based on one year LIBOR plus a margin, subject to certain limitations.

The tables set forth below contain approximate statistical information as of the Statistical Calculation Date regarding the Group III Home Equity Loans.  The sum of the percentage columns in the following tables may not equal 100% due to rounding.

GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
OF GROUP III HOME EQUITY LOANS(1)

			% of Statistical
	Number of Home	Statistical Calculation	Calculation Date Loan
State	Equity Loans	Date Loan Balance	Balance
Arizona	60	$7,350,431.89	1.71%
Arkansas	14	1,423,768.89	0.33
California	410	101,704,248.98	23.63
Colorado	47	8,812,104.80	2.05
Connecticut	29	5,953,841.08	1.38
Delaware	20	2,232,519.67	0.52
Florida	230	33,003,880.07	7.67
Georgia	108	12,717,325.69	2.95
Idaho	15	1,822,676.16	0.42
Illinois	27	4,085,269.55	0.95
Indiana	71	6,961,609.80	1.62
Iowa	28	2,553,864.60	0.59
Kansas	10	974,613.15	0.23
Kentucky	43	4,336,867.35	1.01
Louisiana	74	6,299,376.61	1.46
Maine	22	2,702,038.56	0.63
Maryland	82	15,283,820.22	3.55
Massachusetts	54	13,742,592.03	3.19
Michigan	84	10,189,845.89	2.37
Minnesota	22	2,842,117.77	0.66
Mississippi	14	1,385,115.41	0.32
Missouri	51	4,949,510.39	1.15
Montana	5	699,845.00	0.16
Nebraska	11	1,475,100.86	0.34
Nevada	51	10,214,928.94	2.37
New Hampshire	16	2,809,120.15	0.65
New Jersey	89	18,341,336.30	4.26
New Mexico	29	3,370,291.86	0.78
New York	116	18,288,677.14	4.25
North Carolina	76	8,368,903.54	1.94
North Dakota	6	536,132.03	0.12
Ohio	150	17,612,212.87	4.09
Oklahoma	33	2,869,949.85	0.67
Oregon	16	2,134,378.08	0.50
Pennsylvania	133	15,270,968.53	3.55
Rhode Island	19	3,563,390.33	0.83
South Carolina	36	3,657,978.30	0.85
Tennessee	73	7,169,061.13	1.67
Texas	263	24,400,285.03	5.67
Utah	12	1,398,833.47	0.32
Vermont	5	480,897.24	0.11
Virginia	114	19,415,161.44	4.51
Washington	67	10,704,515.83	2.49
West Virginia	13	1,127,529.36	0.26
Wisconsin	44	5,107,078.71	1.19
Wyoming	1	99,817.95	0.02
Total	2,893	$430,443,832.50	100.00%

(1)

Determined by property address designated as such in the related mortgage.

ORIGINAL LOAN-TO-VALUE RATIOS
OF GROUP III HOME EQUITY LOANS(1)

			% of Statistical
Range of Original Loan-to-Value Ratios	Number of Home	Statistical Calculation	Calculation Date Loan
(%)	Equity Loans	Date Loan Balance	Balance
13.08 – 15.00	2	$105,972.08	0.02%
15.01 – 20.00	3	159,808.43	0.04
20.01 – 25.00	6	346,611.62	0.08
25.01 – 30.00	8	760,677.67	0.18
30.01 – 35.00	10	883,264.79	0.21
35.01 – 40.00	24	2,873,934.01	0.67
40.01 – 45.00	18	1,671,942.60	0.39
45.01 – 50.00	23	2,024,866.57	0.47
50.01 – 55.00	33	4,081,465.09	0.95
55.01 – 60.00	68	9,246,438.08	2.15
60.01 – 65.00	84	11,757,512.39	2.73
65.01 – 70.00	137	19,429,053.15	4.51
70.01 – 75.00	245	34,810,792.86	8.09
75.01 – 80.00	773	112,836,833.04	26.21
80.01 – 85.00	404	61,572,860.62	14.30
85.01 – 90.00	789	122,436,738.34	28.44
90.01 – 95.00	262	44,802,386.42	10.41
95.01 – 100.00	4	642,674.74	0.15
Total	2,893	$430,443,832.50	100.00%

(1)

As of the Statistical Calculation Date, the weighted average Original Loan-to-Value Ratio of the Group III Home Equity Loans is approximately 80.61%.

CURRENT COUPON RATES OF GROUP III HOME EQUITY LOANS(1)

			% of Statistical
Range of Current Coupon Rates	Number of Home	Statistical Calculation	Calculation Date Loan
(%)	Equity Loans	Date Loan Balance	Balance
4.400 – 4.500	1	$130,225.13	0.03%
4.501 – 5.000	29	6,521,459.00	1.52
5.001 – 5.500	201	41,180,464.35	9.57
5.501 – 6.000	432	82,884,378.97	19.26
6.001 – 6.500	357	60,674,973.24	14.10
6.501 – 7.000	416	64,765,803.15	15.05
7.000 – 7.500	120	18,234,334.85	4.24
7.501 – 8.000	299	41,611,011.93	9.67
8.001 – 8.500	250	30,761,330.93	7.15
8.501 – 9.000	299	36,300,079.17	8.43
9.001 – 9.500	142	15,605,727.62	3.63
9.501 – 10.000	182	18,506,088.51	4.30
10.001 – 10.500	72	6,098,771.05	1.42
10.501 – 11.000	66	5,248,092.28	1.22
11.001 – 11.500	21	1,510,494.54	0.35
11.501 – 11.950	6	410,597.78	0.10
Total	2,893	$430,443,832.50	100.00%

(1)

As of the Statistical Calculation Date, the weighted average Coupon Rate of the Group III Home Equity Loans is approximately 7.130%.

GROSS MARGINS OF GROUP III HOME EQUITY LOANS(1)

			% of Statistical
Range of Gross Margins	Number of Home	Statistical Calculation	Calculation Date Loan
(%)	Equity Loans	Date Loan Balance	Balance
2.250 – 2.500	4	$517,222.35	0.12%
4.501 – 5.000	15	3,332,576.83	0.77
5.001 – 5.500	113	23,415,725.99	5.44
5.501 – 6.000	338	66,630,908.08	15.48
6.001 – 6.500	418	74,338,912.50	17.27
6.501 – 7.000	436	70,597,389.14	16.40
7.001 – 7.500	211	33,004,281.78	7.67
7.501 – 8.000	124	19,038,131.24	4.42
8.001 – 8.500	391	48,246,701.69	11.21
8.501 – 9.000	255	31,818,043.58	7.39
9.001 – 9.500	201	23,780,221.82	5.52
9.501 – 10.000	173	17,601,580.59	4.09
10.001 – 10.500	105	9,683,076.72	2.25
10.501 – 11.000	66	5,167,122.75	1.20
11.001 – 11.500	31	2,416,357.74	0.56
11.501 – 12.000	11	729,511.40	0.17
12.001 – 12.050	1	126,068.30	0.03
Total	2,893	$430,443,832.50	100.00%

(1)

As of the Statistical Calculation Date, the weighted average Gross Margin of the Group III Home Equity Loans is approximately 7.253%.

MAXIMUM RATES OF GROUP III HOME EQUITY LOANS(1)

			% of Statistical
Range of Maximum Rates	Number of Home	Statistical Calculation	Calculation Date Loan
(%)	Equity Loans	Date Loan Balance	Balance
10.400 – 10.500	1	$130,225.13	0.03%
11.001 – 11.500	1	484,459.07	0.11
11.501 – 12.000	31	6,764,015.51	1.57
12.001 – 12.500	202	41,336,624.75	9.60
12.501 – 13.000	433	83,587,700.48	19.42
13.001 – 13.500	364	61,389,488.96	14.26
13.501 – 14.000	421	65,774,680.12	15.28
14.001 – 14.500	115	17,447,802.07	4.05
14.501 – 15.000	307	41,242,261.86	9.58
15.001 – 15.500	256	31,256,311.00	7.26
15.501 – 16.000	293	36,005,086.62	8.36
16.001 – 16.500	141	15,243,233.84	3.54
16.501 – 17.000	175	17,623,727.55	4.09
17.001 – 17.500	63	5,397,682.35	1.25
17.501 – 18.000	64	4,889,397.02	1.14
18.001 – 18.500	21	1,510,494.54	0.35
18.501 – 18.900	5	360,641.63	0.08
Total	2,893	$430,443,832.50	100.00%

(1)

As of the Statistical Calculation Date, the weighted average Maximum Rate of the Group III Home Equity Loans is approximately 14.104%.

NEXT INTEREST ADJUSTMENT DATES OF GROUP III HOME EQUITY LOANS

			% of Statistical
	Number of Home	Statistical Calculation	Calculation Date Loan
Next Interest Adjustment Date	Equity Loans	Date Loan Balance	Balance
December-04	6	$932,198.95	0.22%
January-05	10	2,047,054.16	0.48
February-05	1	126,068.30	0.03
May-05	1	47,067.04	0.01
September-05	1	96,522.06	0.02
February-06	3	378,581.71	0.09
March-06	10	1,201,660.44	0.28
April-06	12	2,029,520.94	0.47
May-06	25	4,188,146.93	0.97
June-06	325	132,245,214.67	30.72
July-06	1,126	165,426,070.33	38.43
August-06	231	32,992,389.55	7.66
October-06	1	333,357.49	0.08
January-07	1	79,165.26	0.02
February-07	1	99,560.39	0.02
March-07	3	348,155.81	0.08
May-07	20	3,543,430.52	0.82
June-07	182	28,030,794.23	6.51
July-07	290	49,858,422.87	11.58
August-07	40	5,923,228.50	1.38
June-09	3	276,222.35	0.06
July-09	1	241,000.00	0.06
Total	2,893	$430,443,832.50	100.00%

LOAN BALANCES OF GROUP III HOME EQUITY LOANS(1)

			% of Statistical
Range of Loan Balances	Number of Home	Statistical Calculation	Calculation Date Loan
($)	Equity Loans	Date Loan Balance	Balance
30,941 – 35,000	16	$552,481.55	0.13%
35,001 – 40,000	17	653,122.58	0.15
40,001 – 45,000	21	891,148.56	0.21
45,001 – 50,000	71	3,513,151.02	0.82
50,001 – 55,000	113	5,904,853.10	1.37
55,001 – 60,000	117	6,764,038.17	1.57
60,001 – 65,000	100	6,273,610.84	1.46
65,001 – 70,000	108	7,307,999.99	1.70
70,001 – 75,000	98	7,117,111.86	1.65
75,001 – 80,000	104	8,047,034.15	1.87
80,001 – 85,000	104	8,604,008.18	2.00
85,001 – 90,000	100	8,789,168.47	2.04
90,001 – 95,000	77	7,110,483.83	1.65
95,001 – 100,000	91	8,864,221.43	2.06
100,001 – 105,000	78	8,022,842.57	1.86
105,001 – 110,000	86	9,245,649.91	2.15
110,001 – 115,000	77	8,665,782.15	2.01
115,001 – 120,000	75	8,810,796.48	2.05
120,001 – 125,000	86	10,569,394.64	2.46
125,001 – 130,000	67	8,524,626.71	1.98
130,001 – 135,000	62	8,218,482.93	1.91
135,001 – 140,000	60	8,259,191.37	1.92
140,001 –145,000	65	9,271,156.44	2.15
145,001 – 150,000	58	8,562,961.65	1.99
150,001 – 200,000	369	64,212,669.18	14.92
200,001 – 250,000	291	64,481,971.18	14.98
250,001 – 300,000	140	38,587,083.52	8.96
300,001 – 350,000	111	36,202,652.87	8.41
350,001 – 400,000	54	20,272,823.30	4.71
400,001 – 450,000	36	15,387,819.94	3.57
450,001 – 500,000	18	8,673,703.64	2.02
500,001 – 550,000	5	2,604,674.42	0.61
550,001 – 600,000	9	5,260,501.72	1.22
600,001 – 650,000	3	1,849,238.50	0.43
650,001 – 700,000	2	1,370,463.69	0.32
700,001 – 750,000	3	2,199,511.96	0.51
750,001 – 797,400	1	797,400.00	0.19
Total	2,893	$430,443,832.50	100.00%

(1)

As of the Statistical Calculation Date, the average outstanding Loan Balance of the Group III Home Equity Loans is approximately $148,788.05.

TYPES OF MORTGAGED PROPERTIES OF GROUP III HOME EQUITY LOANS

			% of Statistical
Property	Number of Home	Statistical Calculation	Calculation Date Loan
Type	Equity Loans	Date Loan Balance	Balance
Single Family	2,424	$350,174,211.82	81.35%
PUD	219	46,939,608.23	10.90
Condominium	115	17,223,780.50	4.00
Townhouse	54	7,517,573.40	1.75
Manufactured Housing	63	5,958,046.99	1.38
Two- to Four-Family	17	2,533,108.91	0.59
Other	1	97,502.65	0.02
Total	2,893	$430,443,832.50	100.00%

ORIGINAL TERMS TO MATURITY OF GROUP III HOME EQUITY LOANS (1)

			% of Statistical
Original Term to Maturity	Number of Home	Statistical Calculation	Calculation Date Loan
(months)	Equity Loans	Date Loan Balance	Balance
360	2,893	$430,443,832.50	100.00%
Total	2,893	$430,443,832.50	100.00%

(1)

As of the Statistical Calculation Date, the weighted average Original Term to Maturity of the Group III Home Equity Loans is approximately 360 months.

REMAINING TERMS TO MATURITY OF GROUP III HOME EQUITY LOANS (1)

			% of Statistical
Range of Remaining Terms to Maturity	Number of Home	Statistical Calculation	Calculation Date Loan
(months)	Equity Loans	Date Loan Balance	Balance
346 – 360	2,893	$430,443,832.50	100.00%
Total	2,893	$430,443,832.50	100.00%

(1)

As of the Statistical Calculation Date, the weighted average Remaining Term to Maturity of the Group III Home Equity Loans is approximately 360 months.

SEASONING OF GROUP III HOME EQUITY LOANS (1)

			% of Statistical
Range of Seasoning	Number of Home	Statistical Calculation	Calculation Date Loan
(months)	Equity Loans	Date Loan Balance	Balance
0	1,699	$256,614,233.71	59.62%
1 – 12	1,193	173,782,531.75	40.37
13 – 14	1	47,067.04	0.01
Total	2,893	$430,443,832.50	100.00%

(1)

As of the Statistical Calculation Date, the weighted average Seasoning of the Group III Home Equity Loans is approximately 0 month.

OCCUPANCY STATUS OF GROUP III HOME EQUITY LOANS

			% of Statistical
Occupancy	Number of Home	Statistical Calculation	Calculation Date Loan
Status	Equity Loans	Date Loan Balance	Balance
Primary	2,838	$425,123,537.25	98.76%
Investor	34	2,701,148.81	0.63
Second Home	21	2,619,146.44	0.61
Total	2,893	$430,443,832.50	100.00%

DOCUMENTATION TYPES OF GROUP III HOME EQUITY LOANS

			% of Statistical
Documentation	Number of Home	Statistical Calculation	Calculation Date Loan
Type	Equity Loans	Date Loan Balance	Balance
Full Documentation	2,553	$372,868,222.31	86.62%
Stated Documentation	257	43,533,988.55	10.11
Limited Documentation	82	13,736,755.23	3.19
Other	1	304,866.41	0.07
Total	2,893	$430,443,832.50	100.00%

CREDIT GRADES OF GROUP III HOME EQUITY LOANS

			% of Statistical
	Number of Home	Statistical Calculation	Calculation Date Loan
Credit Grade	Equity Loans	Date Loan Balance	Balance
A+	252	$43,466,071.64	10.10%
A-1	1,093	186,326,947.10	43.29
A-2	884	123,773,428.12	28.75
B	187	23,677,288.80	5.50
C-1	338	37,967,610.25	8.82
C-2	139	15,232,486.59	3.54
Total	2,893	$430,443,832.50	100.00%

ORIGINAL CREDIT SCORES OF GROUP III HOME EQUITY LOANS(1)

			% of Statistical
	Number of Home	Statistical Calculation	Calculation Date Loan
Range of Original Credit Scores(2)	Equity Loans	Date Loan Balance	Balance
467 – 475	1	$93,890.99	0.02%
476 – 500	8	908,279.40	0.21
501 – 525	241	29,081,876.62	6.76
526 – 550	522	71,209,551.50	16.54
551 – 575	481	70,759,547.25	16.44
576 – 600	532	75,438,245.30	17.53
601 – 625	435	69,850,372.89	16.23
626 – 650	320	52,009,602.15	12.08
651 – 675	190	33,775,776.50	7.85
676 – 700	72	13,690,119.28	3.18
701 – 725	45	6,622,261.20	1.54
726 – 750	32	4,538,795.40	1.05
751 – 775	10	1,708,130.70	0.40
776 – 800	3	630,983.32	0.15
801 – 807	1	126,400.00	0.03
Total	2,893	$430,443,832.50	100.00%

(1)

As of the Statistical Calculation Date, the weighted average Original Credit Score of the Group III Home Equity Loans is approximately 594.

(2)

The statistical credit score based on the borrower’s historical credit data obtained by the originator of the Home Equity Loan through one or more of the three major credit bureaus in connection with the origination of the Home Equity Loan.

PRODUCT TYPES OF GROUP III HOME EQUITY LOANS

			% of Statistical
	Number of Home	Statistical Calculation	Calculation Date Loan
Product Type	Equity Loans	Date Loan Balance	Balance
2/28 ARM	2,293	$327,000,997.08	75.97%
3/27 ARM	477	74,401,723.96	17.28
5/25 ARM	4	517,222.35	0.12
6 Month ARM	17	3,105,321.41	0.72
IO 2/28 ARM	42	11,937,534.08	2.77
IO 3/27 ARM	60	13,481,033.62	3.13
Total	2,893	$430,443,832.50	100.00%

PREPAYMENT PENALTIES OF GROUP III HOME EQUITY LOANS

			% of Statistical
Prepayment	Number of Home	Statistical Calculation	Calculation Date Loan
Penalty	Equity Loans	Date Loan Balance	Balance
Prepayment Penalty	1,875	$289,941,005.34	67.36%
No Prepayment Penalty	1,018	140,502,827.16	32.64
Total	2,893	$430,443,832.50	100.00%

PURPOSE OF GROUP III HOME EQUITY LOANS

			% of Statistical
	Number of Home	Statistical Calculation	Calculation Date Loan
Purpose	Equity Loans	Date Loan Balance	Balance
Cash Out Refinance	1,886	$275,479,783.17	64.00%
Rate/Term Refinance	644	98,409,401.67	22.86
Purchase	363	56,554,647.66	13.14
Total	2,893	$430,443,832.50	100.00%

BOND SUMMARY (to Call / Maturity)
Class AF-1 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	1.68	1.26	1.04	0.95	0.81	0.69	0.60
First Principal Payment Date	10/25/2004	10/25/2004	10/25/2004	10/25/2004	10/25/2004	10/25/2004	10/25/2004
Last Principal Payment Date	3/25/2008	3/25/2007	8/25/2006	6/25/2006	2/25/2006	11/25/2005	9/25/2005
Payment Windows (mos.)	42	30	23	21	17	14	12
Class AF-1 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	1.68	1.26	1.04	0.95	0.81	0.69	0.60
First Principal Payment Date	10/25/2004	10/25/2004	10/25/2004	10/25/2004	10/25/2004	10/25/2004	10/25/2004
Last Principal Payment Date	3/25/2008	3/25/2007	8/25/2006	6/25/2006	2/25/2006	11/25/2005	9/25/2005
Payment Windows (mos.)	42	30	23	21	17	14	12

Class AF-2 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	4.11	2.89	2.26	2.00	1.60	1.27	1.09
First Principal Payment Date	3/25/2008	3/25/2007	8/25/2006	6/25/2006	2/25/2006	11/25/2005	9/25/2005
Last Principal Payment Date	6/25/2009	1/25/2008	4/25/2007	12/25/2006	7/25/2006	2/25/2006	11/25/2005
Payment Windows (mos.)	16	11	9	7	6	4	3
Class AF-2 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	4.11	2.89	2.26	2.00	1.60	1.27	1.09
First Principal Payment Date	3/25/2008	3/25/2007	8/25/2006	6/25/2006	2/25/2006	11/25/2005	9/25/2005
Last Principal Payment Date	6/25/2009	1/25/2008	4/25/2007	12/25/2006	7/25/2006	2/25/2006	11/25/2005
Payment Windows (mos.)	16	11	9	7	6	4	3

Class AF-3 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	7.04	4.62	3.46	3.00	2.26	1.73	1.41
First Principal Payment Date	6/25/2009	1/25/2008	4/25/2007	12/25/2006	7/25/2006	2/25/2006	11/25/2005
Last Principal Payment Date	8/25/2015	5/25/2011	7/25/2009	11/25/2008	6/25/2007	10/25/2006	5/25/2006
Payment Windows (mos.)	75	41	28	24	12	9	7
Class AF-3 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	7.04	4.62	3.46	3.00	2.26	1.73	1.41
First Principal Payment Date	6/25/2009	1/25/2008	4/25/2007	12/25/2006	7/25/2006	2/25/2006	11/25/2005
Last Principal Payment Date	8/25/2015	5/25/2011	7/25/2009	11/25/2008	6/25/2007	10/25/2006	5/25/2006
Payment Windows (mos.)	75	41	28	24	12	9	7

BOND SUMMARY (to Call / Maturity)
Class AF-4 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	13.00	8.86	5.96	5.00	3.35	2.27	1.81
First Principal Payment Date	8/25/2015	5/25/2011	7/25/2009	11/25/2008	6/25/2007	10/25/2006	5/25/2006
Last Principal Payment Date	2/25/2020	11/25/2015	8/25/2012	10/25/2010	12/25/2008	2/25/2007	8/25/2006
Payment Windows (mos.)	55	55	38	24	19	5	4
Class AF-4 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	13.00	8.86	5.96	5.00	3.35	2.27	1.81
First Principal Payment Date	8/25/2015	5/25/2011	7/25/2009	11/25/2008	6/25/2007	10/25/2006	5/25/2006
Last Principal Payment Date	2/25/2020	11/25/2015	8/25/2012	10/25/2010	12/25/2008	2/25/2007	8/25/2006
Payment Windows (mos.)	55	55	38	24	19	5	4

Class AF-5 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	16.35	11.65	8.78	7.46	5.23	2.71	2.13
First Principal Payment Date	2/25/2020	11/25/2015	8/25/2012	10/25/2010	12/25/2008	2/25/2007	8/25/2006
Last Principal Payment Date	2/25/2021	5/25/2016	7/25/2013	6/25/2012	5/25/2010	9/25/2007	1/25/2007
Payment Windows (mos.)	13	7	12	21	18	8	6
Class AF-5 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	20.41	15.64	12.14	10.28	6.79	2.71	2.13
First Principal Payment Date	2/25/2020	11/25/2015	8/25/2012	10/25/2010	12/25/2008	2/25/2007	8/25/2006
Last Principal Payment Date	1/25/2033	9/25/2029	4/25/2025	12/25/2022	11/25/2018	9/25/2007	1/25/2007
Payment Windows (mos.)	156	167	153	147	120	8	6

Class AF-6 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	7.91	7.16	6.62	6.34	5.34	3.81	2.57
First Principal Payment Date	10/25/2007	10/25/2007	10/25/2007	11/25/2007	5/25/2008	9/25/2007	1/25/2007
Last Principal Payment Date	2/25/2021	5/25/2016	7/25/2013	6/25/2012	5/25/2010	8/25/2008	7/25/2007
Payment Windows (mos.)	161	104	70	56	25	12	7
Class AF-6 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	7.93	7.21	6.78	6.62	6.49	5.97	2.57
First Principal Payment Date	10/25/2007	10/25/2007	10/25/2007	11/25/2007	5/25/2008	9/25/2007	1/25/2007
Last Principal Payment Date	11/25/2032	6/25/2029	1/25/2025	10/25/2022	9/25/2018	1/25/2015	7/25/2007
Payment Windows (mos.)	302	261	208	180	125	89	7

BOND SUMMARY (to Call / Maturity)
Class AV-1 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	5.23	3.56	2.63	2.28	1.46	0.88	0.68
First Principal Payment Date	10/25/2004	10/25/2004	10/25/2004	10/25/2004	10/25/2004	10/25/2004	10/25/2004
Last Principal Payment Date	2/25/2021	5/25/2016	7/25/2013	6/25/2012	5/25/2010	1/25/2007	6/25/2006
Payment Windows (mos.)	197	140	106	93	68	28	21
Class AV-1 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	5.53	3.80	2.80	2.43	1.57	0.88	0.68
First Principal Payment Date	10/25/2004	10/25/2004	10/25/2004	10/25/2004	10/25/2004	10/25/2004	10/25/2004
Last Principal Payment Date	7/25/2032	9/25/2027	8/25/2022	8/25/2020	3/25/2016	1/25/2007	6/25/2006
Payment Windows (mos.)	334	276	215	191	138	28	21

Class AV-2 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	5.25	3.57	2.63	2.28	1.46	0.88	0.68
First Principal Payment Date	10/25/2004	10/25/2004	10/25/2004	10/25/2004	10/25/2004	10/25/2004	10/25/2004
Last Principal Payment Date	2/25/2021	5/25/2016	7/25/2013	6/25/2012	5/25/2010	1/25/2007	6/25/2006
Payment Windows (mos.)	197	140	106	93	68	28	21
Class AV-2 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	5.56	3.81	2.81	2.44	1.57	0.88	0.68
First Principal Payment Date	10/25/2004	10/25/2004	10/25/2004	10/25/2004	10/25/2004	10/25/2004	10/25/2004
Last Principal Payment Date	8/25/2032	11/25/2027	10/25/2022	9/25/2020	4/25/2016	1/25/2007	6/25/2006
Payment Windows (mos.)	335	278	217	192	139	28	21

Class AV-3 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	2.29	1.53	1.14	1.00	0.73	0.50	0.40
First Principal Payment Date	10/25/2004	10/25/2004	10/25/2004	10/25/2004	10/25/2004	10/25/2004	10/25/2004
Last Principal Payment Date	4/25/2010	5/25/2008	4/25/2007	1/25/2007	5/25/2006	10/25/2005	7/25/2005
Payment Windows (mos.)	67	44	31	28	20	13	10
Class AV-3 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	2.29	1.53	1.14	1.00	0.73	0.50	0.40
First Principal Payment Date	10/25/2004	10/25/2004	10/25/2004	10/25/2004	10/25/2004	10/25/2004	10/25/2004
Last Principal Payment Date	4/25/2010	5/25/2008	4/25/2007	1/25/2007	5/25/2006	10/25/2005	7/25/2005
Payment Windows (mos.)	67	44	31	28	20	13	10

BOND SUMMARY (to Call / Maturity)
Class AV-4 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	7.67	5.11	3.66	3.00	1.99	1.31	1.00
First Principal Payment Date	4/25/2010	5/25/2008	4/25/2007	1/25/2007	5/25/2006	10/25/2005	7/25/2005
Last Principal Payment Date	12/25/2014	7/25/2011	10/25/2009	2/25/2009	1/25/2007	4/25/2006	11/25/2005
Payment Windows (mos.)	57	39	31	26	9	7	5
Class AV-4 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	7.67	5.11	3.66	3.00	1.99	1.31	1.00
First Principal Payment Date	4/25/2010	5/25/2008	4/25/2007	1/25/2007	5/25/2006	10/25/2005	7/25/2005
Last Principal Payment Date	12/25/2014	7/25/2011	10/25/2009	2/25/2009	1/25/2007	4/25/2006	11/25/2005
Payment Windows (mos.)	57	39	31	26	9	7	5

Class AV-5 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	14.27	9.88	7.37	6.47	3.76	1.90	1.45
First Principal Payment Date	12/25/2014	7/25/2011	10/25/2009	2/25/2009	1/25/2007	4/25/2006	11/25/2005
Last Principal Payment Date	2/25/2021	5/25/2016	7/25/2013	6/25/2012	5/25/2010	1/25/2007	6/25/2006
Payment Windows (mos.)	75	59	46	41	41	10	8
Class AV-5 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	16.05	11.29	8.41	7.39	4.39	1.90	1.45
First Principal Payment Date	12/25/2014	7/25/2011	10/25/2009	2/25/2009	1/25/2007	4/25/2006	11/25/2005
Last Principal Payment Date	8/25/2032	11/25/2027	10/25/2022	9/25/2020	4/25/2016	1/25/2007	6/25/2006
Payment Windows (mos.)	213	197	157	140	112	10	8

Class MF-1 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	11.53	8.25	6.32	5.54	4.43	3.92	2.99
First Principal Payment Date	9/25/2010	12/25/2008	12/25/2007	10/25/2007	1/25/2008	7/25/2008	7/25/2007
Last Principal Payment Date	2/25/2021	5/25/2016	7/25/2013	6/25/2012	5/25/2010	8/25/2008	9/25/2007
Payment Windows (mos.)	126	90	68	57	29	2	3
Class MF-1 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	12.53	9.23	7.16	6.28	5.07	4.65	5.17
First Principal Payment Date	9/25/2010	12/25/2008	12/25/2007	10/25/2007	1/25/2008	7/25/2008	7/25/2007
Last Principal Payment Date	12/25/2030	2/25/2026	11/25/2021	10/25/2019	5/25/2016	3/25/2013	7/25/2012
Payment Windows (mos.)	244	207	168	145	101	57	61

BOND SUMMARY (to Call / Maturity)
Class MF-2 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	11.53	8.25	6.32	5.54	4.36	3.74	3.01
First Principal Payment Date	9/25/2010	12/25/2008	12/25/2007	10/25/2007	12/25/2007	3/25/2008	9/25/2007
Last Principal Payment Date	2/25/2021	5/25/2016	7/25/2013	6/25/2012	5/25/2010	8/25/2008	9/25/2007
Payment Windows (mos.)	126	90	68	57	30	6	1
Class MF-2 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	12.48	9.17	7.11	6.23	4.96	4.24	4.05
First Principal Payment Date	9/25/2010	12/25/2008	12/25/2007	10/25/2007	12/25/2007	3/25/2008	4/25/2008
Last Principal Payment Date	10/25/2029	8/25/2024	7/25/2020	9/25/2018	6/25/2015	7/25/2012	8/25/2010
Payment Windows (mos.)	230	189	152	132	91	53	29

Class MF-3 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	11.53	8.25	6.32	5.54	4.33	3.57	3.01
First Principal Payment Date	9/25/2010	12/25/2008	12/25/2007	10/25/2007	11/25/2007	12/25/2007	9/25/2007
Last Principal Payment Date	2/25/2021	5/25/2016	7/25/2013	6/25/2012	5/25/2010	8/25/2008	9/25/2007
Payment Windows (mos.)	126	90	68	57	31	9	1
Class MF-3 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	12.35	9.04	7.00	6.14	4.85	4.02	3.60
First Principal Payment Date	9/25/2010	12/25/2008	12/25/2007	10/25/2007	11/25/2007	12/25/2007	11/25/2007
Last Principal Payment Date	4/25/2028	12/25/2022	2/25/2019	5/25/2017	6/25/2014	10/25/2011	2/25/2010
Payment Windows (mos.)	212	169	135	116	80	47	28

Class MV-1 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	10.70	7.31	5.53	5.04	4.75	3.67	2.84
First Principal Payment Date	10/25/2009	2/25/2008	12/25/2007	2/25/2008	7/25/2008	1/25/2007	6/25/2006
Last Principal Payment Date	2/25/2021	5/25/2016	7/25/2013	6/25/2012	5/25/2010	8/25/2008	9/25/2007
Payment Windows (mos.)	137	100	68	53	23	20	16
Class MV-1 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	11.51	7.93	5.98	5.44	5.02	4.42	3.40
First Principal Payment Date	10/25/2009	2/25/2008	12/25/2007	2/25/2008	7/25/2008	1/25/2007	6/25/2006
Last Principal Payment Date	7/25/2030	8/25/2024	11/25/2019	2/25/2018	5/25/2014	4/25/2012	6/25/2010
Payment Windows (mos.)	250	199	144	121	71	64	49

BOND SUMMARY (to Call / Maturity)
Class MV-2 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	10.70	7.31	5.50	4.96	4.24	3.38	2.54
First Principal Payment Date	10/25/2009	2/25/2008	11/25/2007	1/25/2008	5/25/2008	11/25/2007	1/25/2007
Last Principal Payment Date	2/25/2021	5/25/2016	7/25/2013	6/25/2012	5/25/2010	8/25/2008	9/25/2007
Payment Windows (mos.)	137	100	69	54	25	10	9
Class MV-2 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	11.46	7.88	5.91	5.32	4.48	3.51	2.63
First Principal Payment Date	10/25/2009	2/25/2008	11/25/2007	1/25/2008	5/25/2008	11/25/2007	1/25/2007
Last Principal Payment Date	10/25/2028	8/25/2022	4/25/2018	8/25/2016	4/25/2013	4/25/2010	12/25/2008
Payment Windows (mos.)	229	175	126	104	60	30	24

Class MV-3 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	10.70	7.31	5.49	4.94	4.14	3.21	2.42
First Principal Payment Date	10/25/2009	2/25/2008	11/25/2007	12/25/2007	4/25/2008	9/25/2007	12/25/2006
Last Principal Payment Date	2/25/2021	5/25/2016	7/25/2013	6/25/2012	5/25/2010	8/25/2008	9/25/2007
Payment Windows (mos.)	137	100	69	55	26	12	10
Class MV-3 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	11.43	7.84	5.87	5.27	4.37	3.32	2.50
First Principal Payment Date	10/25/2009	2/25/2008	11/25/2007	12/25/2007	4/25/2008	9/25/2007	12/25/2006
Last Principal Payment Date	2/25/2028	12/25/2021	9/25/2017	2/25/2016	11/25/2012	1/25/2010	10/25/2008
Payment Windows (mos.)	221	167	119	99	56	29	23

Class MV-4 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	10.70	7.31	5.49	4.93	4.07	3.09	2.34
First Principal Payment Date	10/25/2009	2/25/2008	11/25/2007	12/25/2007	2/25/2008	7/25/2007	10/25/2006
Last Principal Payment Date	2/25/2021	5/25/2016	7/25/2013	6/25/2012	5/25/2010	8/25/2008	9/25/2007
Payment Windows (mos.)	137	100	69	55	28	14	12
Class MV-4 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	11.38	7.80	5.83	5.23	4.27	3.19	2.41
First Principal Payment Date	10/25/2009	2/25/2008	11/25/2007	12/25/2007	2/25/2008	7/25/2007	10/25/2006
Last Principal Payment Date	5/25/2027	4/25/2021	2/25/2017	8/25/2015	7/25/2012	10/25/2009	8/25/2008
Payment Windows (mos.)	212	159	112	93	54	28	23

BOND SUMMARY (to Call / Maturity)
Class MV-5 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	10.70	7.31	5.49	4.91	4.01	3.01	2.27
First Principal Payment Date	10/25/2009	2/25/2008	10/25/2007	11/25/2007	1/25/2008	5/25/2007	9/25/2006
Last Principal Payment Date	2/25/2021	5/25/2016	7/25/2013	6/25/2012	5/25/2010	8/25/2008	9/25/2007
Payment Windows (mos.)	137	100	70	56	29	16	13
Class MV-5 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	11.32	7.74	5.78	5.17	4.18	3.08	2.33
First Principal Payment Date	10/25/2009	2/25/2008	10/25/2007	11/25/2007	1/25/2008	5/25/2007	9/25/2006
Last Principal Payment Date	7/25/2026	6/25/2020	7/25/2016	2/25/2015	2/25/2012	7/25/2009	5/25/2008
Payment Windows (mos.)	202	149	106	88	50	27	21

Class MV-6 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	10.70	7.31	5.48	4.91	3.96	2.92	2.22
First Principal Payment Date	10/25/2009	2/25/2008	10/25/2007	11/25/2007	12/25/2007	4/25/2007	8/25/2006
Last Principal Payment Date	2/25/2021	5/25/2016	7/25/2013	6/25/2012	5/25/2010	8/25/2008	9/25/2007
Payment Windows (mos.)	137	100	70	56	30	17	14
Class MV-6 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	11.20	7.64	5.69	5.10	4.07	2.97	2.25
First Principal Payment Date	10/25/2009	2/25/2008	10/25/2007	11/25/2007	12/25/2007	4/25/2007	8/25/2006
Last Principal Payment Date	6/25/2025	6/25/2019	9/25/2015	5/25/2014	8/25/2011	3/25/2009	2/25/2008
Payment Windows (mos.)	189	137	96	79	45	24	19

Class BF (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	11.53	8.25	6.32	5.54	4.32	3.50	3.01
First Principal Payment Date	9/25/2010	12/25/2008	12/25/2007	10/25/2007	10/25/2007	11/25/2007	9/25/2007
Last Principal Payment Date	2/25/2021	5/25/2016	7/25/2013	6/25/2012	5/25/2010	8/25/2008	9/25/2007
Payment Windows (mos.)	126	90	68	57	32	10	1
Class BF (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	12.14	8.85	6.85	6.00	4.74	3.87	3.39
First Principal Payment Date	9/25/2010	12/25/2008	12/25/2007	10/25/2007	10/25/2007	11/25/2007	10/25/2007
Last Principal Payment Date	6/25/2025	5/25/2020	12/25/2016	6/25/2015	12/25/2012	9/25/2010	4/25/2009
Payment Windows (mos.)	178	138	109	93	63	35	19

BOND SUMMARY (to Call / Maturity)
Class BV (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	10.70	7.31	5.47	4.89	3.91	2.84	2.15
First Principal Payment Date	10/25/2009	2/25/2008	10/25/2007	10/25/2007	11/25/2007	3/25/2007	8/25/2006
Last Principal Payment Date	2/25/2021	5/25/2016	7/25/2013	6/25/2012	5/25/2010	8/25/2008	9/25/2007
Payment Windows (mos.)	137	100	70	57	31	18	14
Class BV (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	10.96	7.45	5.55	4.95	3.94	2.85	2.15
First Principal Payment Date	10/25/2009	2/25/2008	10/25/2007	10/25/2007	11/25/2007	3/25/2007	8/25/2006
Last Principal Payment Date	10/25/2023	2/25/2018	8/25/2014	6/25/2013	12/25/2010	10/25/2008	10/25/2007
Payment Windows (mos.)	169	121	83	69	38	20	15

Net WAC Rate related to the Group II Certificates

Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)	Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)	Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)
1	10/25/2004	6.16	6.16	32	5/25/2007	8.91	10.00	63	12/25/2009	13.51	13.51
2	11/25/2004	6.36	10.00	33	6/25/2007	8.62	10.00	64	1/25/2010	13.08	13.08
3	12/25/2004	6.57	10.00	34	7/25/2007	8.93	10.00	65	2/25/2010	13.08	13.08
4	1/25/2005	6.36	10.00	35	8/25/2007	9.21	10.00	66	3/25/2010	14.48	14.48
5	2/25/2005	6.36	10.00	36	9/25/2007	10.14	10.14	67	4/25/2010	13.08	13.08
6	3/25/2005	7.04	10.00	37	10/25/2007	10.48	10.48	68	5/25/2010	13.51	13.51
7	4/25/2005	6.36	10.00	38	11/25/2007	10.16	10.16	69	6/25/2010	13.08	13.08
8	5/25/2005	6.57	10.00	39	12/25/2007	10.49	10.49	70	7/25/2010	13.51	13.51
9	6/25/2005	6.36	10.00	40	1/25/2008	10.17	10.17	71	8/25/2010	13.08	13.08
10	7/25/2005	6.57	10.00	41	2/25/2008	10.57	10.57	72	9/25/2010	13.08	13.08
11	8/25/2005	6.36	10.00	42	3/25/2008	11.94	11.94	73	10/25/2010	13.52	13.52
12	9/25/2005	6.37	10.00	43	4/25/2008	11.17	11.17	74	11/25/2010	13.08	13.08
13	10/25/2005	6.58	10.00	44	5/25/2008	11.56	11.56	75	12/25/2010	13.52	13.52
14	11/25/2005	6.37	10.00	45	6/25/2008	11.19	11.19	76	1/25/2011	13.08	13.08
15	12/25/2005	6.58	10.00	46	7/25/2008	11.57	11.57	77	2/25/2011	13.08	13.08
16	1/25/2006	6.37	10.00	47	8/25/2008	11.58	11.58	78	3/25/2011	14.48	14.48
17	2/25/2006	6.39	10.00	48	9/25/2008	12.17	12.17	79	4/25/2011	13.08	13.08
18	3/25/2006	7.08	10.00	49	10/25/2008	12.58	12.58	80	5/25/2011	13.52	13.52
19	4/25/2006	6.39	10.00	50	11/25/2008	12.18	12.18	81	6/25/2011	13.08	13.08
20	5/25/2006	6.60	10.00	51	12/25/2008	12.59	12.59	82	7/25/2011	13.52	13.52
21	6/25/2006	6.39	10.00	52	1/25/2009	12.18	12.18	83	8/25/2011	13.08	13.08
22	7/25/2006	6.64	10.00	53	2/25/2009	12.44	12.44	84	9/25/2011	13.09	13.09
23	8/25/2006	7.03	10.00	54	3/25/2009	14.19	14.19	85	10/25/2011	13.53	13.53
24	9/25/2006	7.86	10.00	55	4/25/2009	12.82	12.82	86	11/25/2011	13.09	13.09
25	10/25/2006	8.12	10.00	56	5/25/2009	13.26	13.26	87	12/25/2011	13.53	13.53
26	11/25/2006	7.86	10.00	57	6/25/2009	12.83	12.83	88	1/25/2012	13.09	13.09
27	12/25/2006	8.12	10.00	58	7/25/2009	13.26	13.26	89	2/25/2012	13.09	13.09
28	1/25/2007	7.88	10.00	59	8/25/2009	12.91	12.91	90	3/25/2012	13.99	13.99
29	2/25/2007	8.17	10.00	60	9/25/2009	13.07	13.07	91	4/25/2012	13.09	13.09
30	3/25/2007	9.50	10.00	61	10/25/2009	13.51	13.51	92	5/25/2012	13.53	13.53
31	4/25/2007	8.58	10.00	62	11/25/2009	13.08	13.08	93	6/25/2012	13.09	13.09

(1)

Assumes all indices are instantaneously increased to 20.00%.

(2)

Assumes all indices are instantaneously increased to 20.00% and payments are received under the Cap Agreement.

Net WAC Rate related to the Group III Certificates

Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)	Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)	Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)
1	10/25/2004	6.21	6.21	32	5/25/2007	9.15	9.15	63	12/25/2009	13.58	13.58
2	11/25/2004	6.41	8.00	33	6/25/2007	8.86	8.86	64	1/25/2010	13.15	13.15
3	12/25/2004	6.62	8.00	34	7/25/2007	9.18	9.18	65	2/25/2010	13.15	13.15
4	1/25/2005	6.41	8.00	35	8/25/2007	9.38	9.38	66	3/25/2010	14.56	14.56
5	2/25/2005	6.41	8.00	36	9/25/2007	10.21	10.21	67	4/25/2010	13.15	13.15
6	3/25/2005	7.10	8.00	37	10/25/2007	10.55	10.55	68	5/25/2010	13.59	13.59
7	4/25/2005	6.41	8.00	38	11/25/2007	10.22	10.22	69	6/25/2010	13.15	13.15
8	5/25/2005	6.63	8.00	39	12/25/2007	10.56	10.56	70	7/25/2010	13.59	13.59
9	6/25/2005	6.41	8.00	40	1/25/2008	10.24	10.24	71	8/25/2010	13.15	13.15
10	7/25/2005	6.63	8.00	41	2/25/2008	10.62	10.62	72	9/25/2010	13.15	13.15
11	8/25/2005	6.41	8.00	42	3/25/2008	12.00	12.00	73	10/25/2010	13.59	13.59
12	9/25/2005	6.42	8.00	43	4/25/2008	11.23	11.23	74	11/25/2010	13.15	13.15
13	10/25/2005	6.63	8.00	44	5/25/2008	11.61	11.61	75	12/25/2010	13.59	13.59
14	11/25/2005	6.42	8.00	45	6/25/2008	11.24	11.24	76	1/25/2011	13.15	13.15
15	12/25/2005	6.63	8.00	46	7/25/2008	11.63	11.63	77	2/25/2011	13.15	13.15
16	1/25/2006	6.42	8.00	47	8/25/2008	11.63	11.63	78	3/25/2011	14.56	14.56
17	2/25/2006	6.42	8.00	48	9/25/2008	12.21	12.21	79	4/25/2011	13.15	13.15
18	3/25/2006	7.12	8.00	49	10/25/2008	12.62	12.62	80	5/25/2011	13.59	13.59
19	4/25/2006	6.43	8.00	50	11/25/2008	12.21	12.21	81	6/25/2011	13.15	13.15
20	5/25/2006	6.66	8.00	51	12/25/2008	12.62	12.62	82	7/25/2011	13.59	13.59
21	6/25/2006	6.45	8.00	52	1/25/2009	12.22	12.22	83	8/25/2011	13.16	13.16
22	7/25/2006	6.68	8.00	53	2/25/2009	12.50	12.50	84	9/25/2011	13.16	13.16
23	8/25/2006	7.10	8.00	54	3/25/2009	14.38	14.38	85	10/25/2011	13.59	13.59
24	9/25/2006	8.04	8.04	55	4/25/2009	12.99	12.99	86	11/25/2011	13.16	13.16
25	10/25/2006	8.31	8.31	56	5/25/2009	13.42	13.42	87	12/25/2011	13.59	13.59
26	11/25/2006	8.05	8.05	57	6/25/2009	12.99	12.99	88	1/25/2012	13.16	13.16
27	12/25/2006	8.32	8.32	58	7/25/2009	13.43	13.43	89	2/25/2012	13.16	13.16
28	1/25/2007	8.06	8.06	59	8/25/2009	13.05	13.05	90	3/25/2012	14.06	14.06
29	2/25/2007	8.37	8.37	60	9/25/2009	13.15	13.15	91	4/25/2012	13.16	13.16
30	3/25/2007	9.80	9.80	61	10/25/2009	13.58	13.58	92	5/25/2012	13.59	13.59
31	4/25/2007	8.85	8.85	62	11/25/2009	13.15	13.15	93	6/25/2012	13.16	13.16

(1)

Assumes all indices are instantaneously increased to 20.00%.

(2)

Assumes all indices are instantaneously increased to 20.00% and payments are received under the Cap Agreement.

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss for the related loan groups, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static and forward LIBOR. Other assumptions incorporated include: (1) prepayment speed is 115% PPC for Fixed Rate Home Equity Loans and 27% CPR for Adjustable Rate Home Equity Loans, (2) 40% loss severity, (3) 12 month lag from default to loss, (4) the servicer will make advances on delinquent loans, (5) triggers fail (i.e., no stepdown), (6) run to maturity and (7) no crossing of excess spread:

Group I

	CDR Break	Cum Loss
Class MF-1	12.80%	14.37%
Class MF-2	8.30	10.35
Class MF-3	5.10	6.91
Class BF	4.50%	6.19%

Groups II & III

	Forward LIBOR		Static LIBOR
	CDR Break	Cum Loss	CDR Break	Cum Loss
Class MV-1	23.00%	17.91%	25.50%	19.05%
Class MV-2	20.00	16.38	22.20	17.49
Class MV-3	17.70	15.09	19.90	16.30
Class MV-4	15.70	13.89	17.80	15.12
Class MV-5	13.80	12.66	15.80	13.92
Class MV-6	12.00	11.40	13.80	12.63
Class BV	10.60%	10.37%	12.30%	11.59%